                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

    Filed by the Registrant /X/
    Filed by a party other than the Registrant / /

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    /X/  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / / Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                        INPUT/OUTPUT, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required

/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
     and 0-11

    (1) Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------
    (2) Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------
    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------
    (4) Proposed maximum aggregate value of transaction:

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    (5) Total fee paid:

        ------------------------------------------------------------------------

/ / Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:

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    (2) Form, Schedule or Registration Statement No.:

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    (4) Date Filed:

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

                                 INPUT/OUTPUT, INC.
                              11104 WEST AIRPORT BLVD.
                               STAFFORD, TEXAS  77477
                                   (281) 933-3339

                      NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                           TO BE HELD SEPTEMBER 28, 1998

To the Stockholders of Input/Output, Inc.:

     NOTICE IS HEREBY GIVEN that the 1998 Annual Meeting of Stockholders of Input/Output, Inc. (the "Company") will be held at the Stafford Civic Center, 1415 Constitution Avenue, Stafford, Texas 77477, on Monday, September 28, 1998 at 10:00 a.m., Stafford, Texas time, for the following purposes, as described in the accompanying Proxy Statement:

     1. To elect three directors, each for a three-year term expiring in 2001 or until their successors are duly elected and qualified or until their earlier death, resignation or removal.

     2. To consider and vote upon the adoption of the Input/Output, Inc. 1998 Restricted Stock Plan.

     3. To consider and vote upon the amendment of the Input/Output, Inc. Amended and Restated 1990 Stock Option Plan.

     4. To consider and vote upon the amendment of the Input/Output, Inc. Amended and Restated 1996 Non-Employee Director Stock Option Plan.

     5. To consider and vote upon the Input/Output, Inc. 1999 Management Incentive Program.

     6. To consider and ratify the appointment of KPMG Peat Marwick LLP as the Company's independent certified public accountants for the fiscal year ending May 31, 1999.

     7. To transact any other business which properly may be brought before the Annual Meeting or any adjournment thereof.

     Only holders of record of the Company's Common Stock at the close of business on August 14, 1998 are entitled to notice of and to vote at the Annual Meeting or any adjournment thereof. A complete list of such stockholders will be open for the examination of any stockholder of record at the Company's principal executive offices at 11104 West Airport Blvd., Stafford, Texas 77477 for a period of ten (10) days prior to the Annual Meeting. The list shall also be available for the examination of any stockholder of record present at the Annual Meeting. The Annual Meeting may be adjourned from time to time without notice other than by announcement at such meeting.

     WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE SIGN AND DATE THE ENCLOSED PROXY AND RETURN IT IN THE ENVELOPE PROVIDED.

                                        By Order of the Board of Directors,



Stafford, Texas                         CHRIS E. WOLFE
August 27, 1998                         Secretary

                                 INPUT/OUTPUT, INC.
                              11104 WEST AIRPORT BLVD.
                               STAFFORD, TEXAS  77477
                                   (281) 933-3339

                                  PROXY STATEMENT
                                        FOR
                           ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD SEPTEMBER 28, 1998

                      SOLICITATION AND REVOCABILITY OF PROXIES

     The Board of Directors of Input/Output, Inc., a Delaware corporation (the "Company"), is soliciting proxies to be voted at the Annual Meeting of Stockholders of the Company to be held at the Stafford Civic Center, 1415 Constitution Avenue, Stafford, Texas 77477, on Monday, September 28, 1998 at 10:00 a.m., Stafford, Texas time, and at any adjournment thereof. This Proxy Statement and the enclosed proxy are first being mailed to stockholders on or about August 27, 1998 in connection with this solicitation.

     This proxy solicitation is intended to afford stockholders the opportunity to vote on the matters set forth in the accompanying Notice of Annual Meeting of Stockholders dated August 27, 1998. The proxy permits stockholders to withhold voting for any or all nominees for election to the Company's Board of Directors (the "Board") and to abstain from voting for any proposal if the stockholder so chooses.

     All holders of record of shares of the Company's Common Stock at the close of business on August 14, 1998 (the "Record Date"), are entitled to notice of and to vote at the Annual Meeting. On the Record Date, the Company had outstanding 44,586,434 shares of common stock, par value $0.01 per share (the "Common Stock").

     Each share of Common Stock is entitled to one vote. The presence, in person or by proxy, of holders of a majority of the outstanding shares of Common Stock entitled to vote as of the Record Date is necessary to constitute a quorum at the Annual Meeting. A plurality of the votes of holders of the shares of Common Stock represented in person or by proxy at the Annual Meeting, provided a quorum is constituted, is required for the election of directors. All other actions proposed in this proxy statement may be taken upon the affirmative vote of holders of a majority of the shares of Common Stock represented at the Annual Meeting, provided a quorum is present in person or by proxy.

     With regard to the election of directors, votes may be cast in favor or withheld; votes that are withheld will be excluded entirely from the vote and will have no effect. Abstentions may be specified on all other proposals and will be counted as present for purposes of the item on which the abstention is noted. Abstentions on the specific proposals set forth in this proxy statement (other than election of directors) will have the effect of negative votes because these proposals require the affirmative vote of holders of a majority of shares present in person or by proxy and entitled to vote. Under the rules of the New York Stock Exchange, Inc. ("NYSE"), brokers who hold shares in street name for customers have the authority to vote on certain "discretionary" items when they have not received instructions from beneficial owners. NYSE rules provide that brokers who have not received voting instructions from their clients have discretion to grant a proxy and to vote on the election of directors and the other proposals set forth herein. Under applicable Delaware law, a broker non-vote will have no effect on the outcome of the election of directors or the proposal to ratify the appointment of the auditors, nor will it count as a vote cast in determining the total affirmative votes cast on the proposals to adopt the Input/Output, Inc. 1998 Restricted Stock Plan, amend the Input/Output, Inc. Amended and Restated 1990 Stock Option Plan, amend the Input/Output, Inc. Amended and Restated 1996 Non-Employee Director Stock Option Plan or adopt the Input/Output, Inc. 1999 Management Incentive Program.

     Any stockholder has the unconditional right to revoke his proxy at any time before it is voted. Any proxy given may be revoked either by a written notice duly signed and delivered to the Secretary of the Company prior to the exercise of the proxy, by execution of a subsequent proxy and delivery of such subsequent proxy to the Secretary of the Company, or by voting in person at the Annual Meeting (although attending the Annual Meeting without executing a ballot or executing a subsequent proxy will not constitute revocation of a proxy). Where a stockholder's executed proxy specifies a choice with respect to a voting matter, the shares will be voted accordingly. If no such specification is made, the shares will be voted (i) FOR the nominees for director identified below, (ii) FOR the adoption of the Input/Output, Inc. 1998 Restricted Stock Plan, (iii) FOR the adoption of the proposed amendments to the Input/Output, Inc. Amended and Restated 1990 Stock Option Plan, (iv) FOR the adoption of the proposed amendments to the Input/Output, Inc. Amended and Restated 1996 Non-Employee Director Stock Option Plan, (v) FOR the adoption of the Input/Output, Inc. 1999 Management Incentive Program and (vi) FOR the ratification of the appointment of KPMG Peat Marwick LLP as the Company's independent certified public accountants for the fiscal year ending May 31, 1999.

                                ELECTION OF DIRECTORS

     The Company's Certificate of Incorporation divides the Board into three classes. The term of office of one class of directors expires at this Annual Meeting of Stockholders. A second class of directors will serve until the 1999 Annual Meeting of Stockholders, and the third class of directors will serve until the 2000 Annual Meeting of Stockholders.

     W. J. ("Zeke") Zeringue, Ernest E. Cook and William F. Wallace, each of whom is currently a director of the Company with their term expiring at the 1998 Annual Meeting, are nominees for director and will stand for election at this year's Annual Meeting for a three-year term of office expiring at the 2001 Annual Meeting of Stockholders or until their successors are duly elected and qualified or until their earlier death, resignation or removal. For additional information regarding Messrs. Zeringue, Cook and Wallace, see "Management -- Directors and Executive Officers of the Company." The persons named in the proxy will vote FOR such nominees, except where authority has been withheld as to a particular nominee or as to all nominees.

     Nominees for director receiving a plurality of the votes represented by the shares of Common Stock present in person or represented by proxy at the Annual Meeting and entitled to vote thereon will be elected as directors. Each nominee has consented to being named in this Proxy Statement and to serve his term if elected. If any nominee should for any reason become unavailable for election, proxies may be voted with discretionary authority by the persons appointed as proxies for any substitute designated by the Board.

     THE BOARD RECOMMENDS THAT STOCKHOLDERS VOTE FOR EACH OF THESE NOMINEES FOR ELECTION TO THE BOARD.

                       PROPOSAL TO ADOPT THE INPUT/OUTPUT, INC.
                              1998 RESTRICTED STOCK PLAN
GENERAL

     On June 1, 1998, the Company's Board of Directors adopted, subject to stockholder approval, the Input/Output, Inc. 1998 Restricted Stock Plan (the "1998 Plan") in order to afford the Company with another means to provide current and potential key management employees of the Company with a proprietary interest in the Company. The statements herein concerning the terms and provisions of the 1998 Plan are summaries only and are qualified in their entirety by reference to the full text of the 1998 Plan, a copy of which is attached hereto as Appendix I.

     In 1990, the Company adopted the Input/Output, Inc. 1990 Restricted Stock Plan, under which 1,220,000 shares (after giving effect to two stock splits) were authorized for grants of restricted stock. The 1990 Restricted Stock Plan expires pursuant to its terms on September 1, 1999. In addition, as of May 31, 1998, only 15,000 shares remained available for awards under this Plan. The Board of Directors and Compensation Committee approved and adopted the 1998 Plan, subject to stockholder approval, in order to provide the Company with the continuity of having a restricted stock plan available, and to permit awards of restricted stock in limited situations in order to attract and retain valued current and potential key management employees.

     Pursuant to the terms of the 1998 Plan, the Company will enter into individual award agreements with plan participants designated by the Compensation Committee, which agreements will provide the number of shares of Common Stock granted pursuant to the award (the "Restricted Stock"), the price, if any, to be paid by the participant for the Restricted Stock, the time or times within which the award is subject to forfeiture (the "Restricted Period") and the other terms, limitations and any performance objectives as are specified by the Compensation Committee. Certificates representing the Restricted Stock will bear appropriate legends regarding the transfer restrictions, and participants will not be permitted to sell, transfer, pledge, assign or otherwise dispose of their Restricted Stock during the Restricted Period.

TERMS OF THE 1998 PLAN

     TERM. Unless sooner terminated by action of the Board, the 1998 Plan will terminate on June 1, 2008, and thereafter no shares of Restricted Stock may be granted thereunder.

     SHARES. The Plan provides that the maximum number of shares of Common Stock that may be delivered pursuant to awards under the 1998 Plan is 100,000, subject to adjustment in accordance with the 1998 Plan; no individual participant may receive, during any fiscal year, awards covering an aggregate of more than 50,000 shares of Common Stock.

     PARTICIPANTS. The Compensation Committee will have authority to grant shares of Restricted Stock to key employees of the Company (including officers and directors who are employees) or any majority-owned subsidiary at such time, in such amounts and under such terms as the Compensation Committee determines consistent with the provisions of the 1998 Plan.

     TERMINATION OF EMPLOYMENT OR SERVICE. The 1998 Plan states that upon termination of a participant's employment with the Company for any reason other than death, disability or retirement, the nonvested shares of Restricted Stock shall be forfeited.

     CHANGE OF CONTROL. The 1998 Plan provides that in the event of a "Change in Control" of the Company, all Restricted Stock will become fully vested. "Change in Control" is defined in Section 2.4 of the 1998 Plan.

ADMINISTRATION OF THE 1998 PLAN

     The 1998 Plan is administered by the Compensation Committee of the Board. See "Proposal to Adopt Amendments to the Input/Output, Inc. Amended and Restated 1990 Stock Option Plan," "Management - Meetings of Directors and Committees" and "Remuneration of Directors and Officers - Compensation Committee Report on Executive Compensation."

AMENDMENT OF THE 1998 PLAN

     The 1998 Plan provides that the Board may from time to time discontinue or further amend the 1998 Plan without the consent of the participants or the Company's stockholders. However, stockholder approval will be required in the event any additional shares of Common Stock are sought to be authorized under the 1998 Plan; no such authorization is planned or anticipated at this time.

CERTAIN FEDERAL INCOME TAX ASPECTS

     The following is a summary of the principal federal income tax consequences associated with grants of Restricted Stock under the 1998 Plan. It does not describe all federal income tax consequences under the 1998 Plan, nor does it describe foreign, state or local tax consequences. Each participant is urged to consult his or her personal tax advisor to determine the specific tax consequences to him or her of participating in the 1998 Plan.

     GENERAL. In general, a participant who receives an award of Restricted Stock under the 1998 Plan will not be taxed on the receipt of the Restricted Stock, but instead will be taxed on the fair market value of the underlying Common Stock upon the lapse of restrictions applicable to such award, unless the participant elects to recognize income in the year in which the award is made pursuant to Section 83(b) of the Internal Revenue Code of 1986, as amended (the "Code"). The Company will be entitled to a corresponding deduction to the extent that such amount is an ordinary and necessary expense and satisfies the test of reasonable compensation.

     WITHHOLDING. Withholding of applicable federal and state taxes will be required in connection with any ordinary income realized by a participant by reason of an award of Restricted Stock pursuant to the 1998 Plan. A participant must deposit with the Company cash or Common Stock in an amount necessary to satisfy applicable federal and state withholding requirements.

     CHANGE IN CONTROL. In the event of a Change in Control of the Company, certain accelerations of awards could result in "excess parachute" amounts under Section 280G of the Code. In such case, the Company would not be entitled to a deduction with respect to excess parachute payments, and the individual receiving the payments would be subject to a 20% excise tax on the same.

PLAN BENEFITS

     As discussed above, Restricted Stock awards under the 1998 Plan will be made in the discretion of the Compensation Committee pursuant to the terms of individual award agreements to be entered into with the participants. Accordingly, the Company cannot estimate shares of Restricted Stock to be issued in the future. No awards have been made or are currently planned under the 1998 Plan. During the Company's fiscal year ended May 31, 1998, the Company granted 53,000 shares of restricted stock under the 1990 Restricted Stock Plan to W. J. Zeringue, the Chairman and Chief Executive Officer, upon his joining the Company.

VOTE REQUIRED

     The affirmative vote of the holders of a majority of the shares of Common Stock represented in person or by proxy at the Annual Meeting and entitled to vote, provided a quorum is present, is required for the approval of the 1998 Plan.

     THE BOARD RECOMMENDS THAT STOCKHOLDERS VOTE FOR THE PROPOSAL TO APPROVE THE ADOPTION OF THE INPUT/OUTPUT, INC. 1998 RESTRICTED STOCK PLAN.

                PROPOSAL TO ADOPT AMENDMENTS TO THE INPUT/OUTPUT, INC.
                     AMENDED AND RESTATED 1990 STOCK OPTION PLAN

GENERAL

     The Company's Amended and Restated 1990 Stock Option Plan was adopted in 1990 and has been subsequently amended many times. In June 1998, the Board approved, subject to approval by the Company's stockholders, certain additional amendments to the 1990 Plan. The Amended and Restated 1990 Stock Option Plan, as proposed to be amended by the terms hereof, is referred to herein as the "1990 Plan."

     The principal amendments to the 1990 Plan are:

          (i) An amendment to increase the total number of shares of Common Stock authorized and reserved for issuance under the 1990 Plan by 1,500,000 shares (Section 5 of the 1990 Plan);

          (ii) An amendment to increase the number of shares under options which may be granted to an individual over a four-year period from 750,000 to 1,200,000 shares (Section 5 of the 1990 Plan); and

          (iii) An amendment to provide for full vesting of stock options upon a "Change in Control" of the Company in the event that the successor to the Company does not assume or replace outstanding options under the 1990 Plan (Section 8 of the 1990 Plan).

     The statements herein concerning the terms and provisions of the 1990 Plan are summaries only and are qualified in their entirety by reference to the full text of the 1990 Plan, as proposed to be amended and restated, a copy of which is attached hereto as Appendix II.

      At May 31, 1998, the Company estimates that approximately 1,275 employees and officers were eligible to participate in the 1990 Plan, 995 of whom were participants. As of May 31, 1998, options to purchase 3,485,746 shares of Common Stock had been granted under the 1990 Plan and were outstanding at exercise prices ranging from $2.0313 to $30.375 per share, leaving only 523,204 shares of Common Stock available for option grants under the 1990 Plan. As of May 31, 1998, the aggregate market value of the shares of Common Stock underlying outstanding options under the 1990 Plan was $76,686,000 (based on the closing sales price per share of $22.00 on the New York Stock Exchange composite tape on such date.)

     For information concerning stock options granted during fiscal 1998 under the 1990 Plan to the named executive officers, the Company's executive officers as a group, all non-employee directors as a group, and all non-executive employees as a group, see "Remuneration of Directors and Officers - Stock Options."

TERMS OF THE 1990 PLAN AND AGREEMENTS

     TERM. Unless sooner terminated by action of the Board, the 1990 Plan will terminate on September 1, 2000, and thereafter no options may be granted thereunder.

     OPTIONEES. The Compensation Committee will have authority to grant stock options to key employees, consultants and independent contractors of the Company (including officers and directors who are employees) or any majority-owned subsidiary of the Company, at such time, in such amounts and under such terms as the Compensation Committee determines in accordance with the 1990 Plan.

     EXERCISE OF OPTIONS. The exercise price may be paid in cash or in shares of Common Stock valued at their fair market value on the date of exercise (or in any combination of cash and shares of Common Stock having an aggregate fair market value equal to the exercise price). The Compensation Committee is authorized to prescribe the time or times at which a stock option granted under the 1990 Plan may be exercised (Section 6(c) of the 1990 Plan).

     TERMINATION OF EMPLOYMENT OR SERVICE. The 1990 Plan states that upon termination of an optionee's employment or service with the Company, his option will be exercisable for a period of 180 days after such termination; provided, however, that if his termination is by reason of death, total and permanent disability or retirement, as the case may be, his option will automatically vest and become fully exercisable for a period of 12 months after such date of termination.

     CHANGE OF CONTROL. The 1990 Plan provides that in the event of a "Change of Control" of the Company, all stock options will become fully exercisable and vested (unless the successor to the Company assumes or replaces on substantially equivalent terms the options outstanding under the 1990 Plan), regardless of provisions under option agreements requiring shares to be exercised in installments. In the event any successor to the Company assumes or replaces on substantially equivalent terms the options outstanding under the 1990 Plan, but within the 18-month period following the Change of Control event the optionee's employment is terminated by the Company without cause or else the optionee resigns after he experiences a "Change in Duties", then all stock options of that optionee under the 1990 Plan will thereupon become fully vested and exercisable in full. "Change of Control" and "Change in Duties" are defined in
Section 8 of the 1990 Plan.

ADMINISTRATION OF THE 1990 PLAN

     The 1990 Plan is administered by the Compensation Committee of the Board. The Compensation Committee may grant options under the 1990 Plan and determine the terms of options granted to key employees. The Board selects the members of the Compensation Committee from among disinterested members of the Board. Members of the Compensation Committee serve at the will of the Board and may be removed from the Compensation Committee at any time at the Board's discretion.

AMENDMENT OF THE 1990 PLAN

     The 1990 Plan provides that the Board may from time to time discontinue or further amend the 1990 Plan without the consent of the participants or the Company's stockholders, except for amendments which would prevent incentive stock options granted under the 1990 Plan from being so qualified, and amendments which would adversely affect optionees with respect to options previously granted without those optionees' consent.

CERTAIN FEDERAL INCOME TAX ASPECTS

     The following is a summary of the principal federal income tax consequences associated with grants of options under the 1990 Plan. It does not describe all federal income tax consequences under the 1990 Plan, nor does it describe foreign, state or local tax consequences. Each participant is urged to consult his or her personal tax advisor to determine the specific tax consequences to him or her of the 1990 Plan.

     NONQUALIFIED STOCK OPTIONS. The 1990 Plan is not a "qualified plan" within the meaning of Section 401 of the Code. The granting of a nonqualified stock option will not result in federal income tax consequences to either the Company or the optionee. Upon exercise of a nonqualified stock option, the optionee will recognize ordinary income in an amount equal to the difference between the fair market value of the shares on the date of exercise and the exercise price, and the Company will be entitled to a corresponding deduction to the extent such amount is an ordinary and necessary expense and satisfies the test of reasonable compensation. Different rules would apply to nonqualified stock options that have a "readily ascertainable fair market value" as that phrase is defined in regulations promulgated under Section 83 of the Code.

     For purposes of determining gain or loss realized upon a subsequent sale or exchange of such shares, the optionee's tax basis will be the sum of the exercise price paid and the amount of ordinary income, if any, recognized by the optionee. Any gain or loss realized by an optionee on disposition of such shares generally will be a long-term capital gain or loss (if the shares are held as a capital asset for at least one year) and will not result in any tax deduction to the Company.

     INCENTIVE STOCK OPTIONS. In general, no income will be recognized by an optionee and no deduction will be allowed to the Company at the time of the grant or exercise of an incentive stock option granted under the 1990 Plan. When the stock received on exercise of the option is sold, provided that the stock is held for more than two years from the date of grant of the option and more than one year from the date of exercise, the optionee will recognize long-term capital gain or loss equal to the difference between the amount realized and the exercise price of the option related to such stock. If these holding period requirements under the Code are not satisfied, the subsequent sale of stock received upon exercise is treated as a "disqualifying disposition." In general, the optionee will recognize taxable income at the time of a disqualifying disposition as follows: (i) ordinary income in an amount equal to the excess of the lesser of the fair market value of the Common Stock on the date the incentive stock option is exercised or the amount realized on such disqualifying disposition over the exercise price and (ii) capital gain to the extent of any excess of the amount realized on such disqualifying disposition over the fair market value of the Common Stock on the date the incentive stock option is exercised (or capital loss to the extent of any excess of the exercise price over the amount realized on disposition). Any capital gain or loss recognized by the optionee will be long-term or short-term depending upon the holding period for the stock sold. The Company may claim a deduction at the time of the disqualifying disposition equal to the amount of the ordinary income the optionee recognizes.

     Although an optionee will not realize ordinary income upon the exercise of an incentive stock option, the excess of the fair market value of the shares acquired at the time of exercise over the option price is included in "alternative minimum taxable income" for purposes of calculating the optionee's alternative minimum tax, if any, pursuant to Section 55 of the Code.

     WITHHOLDING. Withholding of federal income taxes at applicable rates will be required in connection with any ordinary income realized by a participant by reason of the exercise of stock options granted pursuant to the 1990 Plan. A participant must pay such taxes to the Company in cash or in Common Stock prior to the receipt of any Common Stock certificates.

     The affirmative vote of the holders of a majority of the shares of Common Stock represented in person or by proxy at the Annual Meeting and entitled to vote, provided a quorum is present, is required to approve the amendments to the 1990 Plan.

     THE BOARD RECOMMENDS THAT STOCKHOLDERS VOTE FOR THE PROPOSAL TO APPROVE THE AMENDMENTS TO THE INPUT/OUTPUT, INC. AMENDED AND RESTATED 1990 STOCK OPTION PLAN.

               PROPOSAL TO ADOPT AMENDMENTS TO THE INPUT/OUTPUT, INC. AMENDED AND RESTATED 1996 NON-EMPLOYEE DIRECTOR STOCK OPTION PLAN

GENERAL

     As a means to attract and recruit qualified new directors and to retain capable directors in a manner that promotes ownership of a proprietary interest in the Company, the Input/Output, Inc. Amended and Restated 1996 Non-Employee Director Stock Option Plan was adopted in 1996. In June 1998, the Board approved, subject to approval of the Company's stockholders, certain amendments to the plan. The Amended and Restated 1996 Non-Employee Director Stock Option Plan, as proposed to be amended by the terms hereof, is referred to herein as the "Directors Plan."

     Under the terms of the Directors Plan, each non-employee director of the Company (a "Non-Employee Director") is to be granted an option to purchase 20,000 shares of Common Stock on the first business day of November 1996, or with respect to any Non-Employee Director who joins the Board after that date, on the date that person commences serving as a Non-Employee Director. Afterwards, the Non-Employee Director will be entitled to receive options to purchase 10,000 shares on the first business days of each November following such initial 20,000 share grant. Therefore, the Non-Employee Directors serving as such as of November 1, 1996 each received annual grants of stock options on the first business day of November 1996 and 1997. In addition, each such Non-Employee Director continuing in office will receive a stock option to purchase 10,000 shares of Common Stock on the first business day of November 1998 and on the first business day of November of each year thereafter. The stock options to be granted in November 1998 shall be fully exercisable on and following the first anniversary date of their date of grant, and stock options granted in future years shall be fully exercisable on the date of each annual grant.

     In accordance with the terms of the Directors Plan, Mr. William F. Wallace, a Non-Employee Director who was elected to the Board on August 24, 1998, received an option to purchase 20,000 shares of Common Stock which vests in three equal installments on August 24 of each of 1999, 2000 and 2001. In addition, if Mr. Wallace is elected to the Board by the Company's stockholders at the Annual Meeting, he will be entitled to an option to purchase 10,000 shares of Common Stock in November 1998 which will vest in two equal installments on each of the first and second anniversaries of the date of grant. See "Election of Directors" and "Management - Directors and Executive Officers of the Company."

     The Directors Plan also provides for discretionary grants of stock options to Non-Employee Directors as determined from time to time by the Board. On June 30, 1997, the five outside Board members at that time (Messrs. Carter, Cook, Denison, Elliott and Graves) were each granted options to purchase 12,000 shares of Common Stock, vesting in one-third increments over a three-year period following the date of grant.

     As of August 24, 1998, the Company had granted options covering a total of 1,234,000 shares of Common Stock under the Directors Plan, leaving only 180,000 shares of Common Stock available for grant. The principal amendment to the Directors Plan for approval at the Annual Meeting is a proposal to increase the total shares of Common Stock authorized and reserved for issuance under the Directors Plan by 300,000 shares (Article III of the Directors Plan).

     The provisions of the Directors Plan are summarized below. All statements are qualified in their entirety by reference to the full text of the Directors Plan, which is attached hereto as Appendix III.

     The Directors Plan is not subject to the provisions of ERISA and is not a "qualified plan" within the meaning of Section 401 of the Code. The Directors Plan will terminate on July 12, 2006, and thereafter no options may be granted thereunder. The holder of an option granted pursuant to the Directors Plan does not have any of the rights or privileges of a stockholder except with respect to shares that have been actually issued.

TERMS OF THE DIRECTORS PLAN

     ELIGIBILITY. Only Non-Employee Directors are eligible to receive options under the Directors Plan. At the present time, six members of the Company's Board of Directors are considered Non-Employee Directors for purposes of the Directors Plan: Charles E. Selecman, Shelby H. Carter, Jr., Ernest E. Cook, Theodore H. Elliott, Jr., G. Thomas Graves III and William F. Wallace.

     PURPOSE. The purpose of the Directors Plan is to promote the long-term growth of the Company by increasing the proprietary interest of Non-Employee Directors in the Company, and to attract, recruit and retain highly qualified and capable Non-Employee Directors by allowing these directors to participate in the long-term growth and financial success of the Company. See "Remuneration of Directors and Officers - Compensation of Directors."

     EXERCISE PRICE AND TERM. The exercise price for an option granted under the Directors Plan shall be equal to the Fair Market Value per share of the Common Stock on the date of grant, but in any event shall not be less than the par value per share of the Common Stock. The option period extends for ten years from the date the option is granted, subject to earlier termination in the event a director ceases to serve as such.

     TERMINATION OF SERVICE. Upon termination of a participant's service as a director with the Company and its subsidiaries due to death, total and permanent disability or retirement, all unmatured installments of options outstanding shall thereupon automatically be accelerated and exercisable in full, and the option may be exercised for a period of 12 months after such termination of service, or until expiration of the stock option period (whichever is sooner), by the participant or his estate or personal representative, or by the person who acquired the right to exercise the option by bequest or inheritance or by reason of the participant's death. In the event of the termination of a participant's service as a director other than as a result of death, disability, or retirement, such participant's stock options may be exercised by the participant for a period of 180 days after the participant's termination of service, or until expiration of the applicable option period (whichever is sooner) to the extent of the shares with respect to which such options could have been exercised by the participant on the date of termination, and thereafter to the extent not so exercised, such options shall terminate.

ADMINISTRATION OF THE DIRECTORS PLAN

     The Directors Plan is administered by the Compensation Committee of the Board. See "Proposal to Approve Amendments to the Input/Output, Inc. Amended and Restated 1990 Stock Option Plan--Administration of the 1990 Plan."

                                    -9

ADJUSTMENTS; AMENDMENTS

     The Directors Plan provides that the number of shares issuable under the Directors Plan and upon exercise of outstanding options and the exercise prices of such options are subject to such adjustments as are appropriate to reflect any increase or decrease in the number of issued and outstanding shares of Common Stock through the declaration of a stock dividend or through any recapitalization resulting in a stock split-up, combination, or exchange of shares of Common Stock (Article X of the Directors Plan).

     If the Company merges or consolidates, transfers all or substantially all of its assets to another entity or dissolves or liquidates, then under certain circumstances a holder of an option will be entitled to purchase the equivalent number of shares of stock, other securities, cash or property that the option holder would have been entitled to receive had he or she exercised his or her option immediately prior to such event.

     In the event of a "Change in Control" of the Company (as defined in Article I of the Plan), then, notwithstanding any other provision in the Directors Plan, all unmatured installments of stock options outstanding shall thereupon automatically be accelerated and exercisable in full (Article XI of the Directors Plan).

     The Directors Plan provides that the Board of Directors may from time to time discontinue or amend the Directors Plan without the consent of the stockholders unless such discontinuance or amendment is required by applicable law, rule or regulation (Article VII of the Directors Plan).

CERTAIN FEDERAL INCOME TAX ASPECTS

     The granting of a stock option under the Directors Plan will not result in federal income tax consequences to either the Company or the optionee. Upon exercise of a stock option, the optionee will recognize ordinary income in an amount equal to the difference between the fair market value of the shares on the date of exercise and the exercise price, and the Company will be entitled to a corresponding deduction. See "Proposal to Adopt Amendments to the Input/Output, Inc. Amended and Restated 1990 Stock Option Plan -- Certain Federal Income Tax Aspects -- Nonqualified Stock Options."

     The affirmative vote of the holders of a majority of the shares of Common Stock represented in person or by proxy at the Annual Meeting and entitled to vote, provided a quorum is present, is required to approve the amendments to the Directors Plan.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE PROPOSAL TO APPROVE THE AMENDMENTS TO THE INPUT/OUTPUT, INC. AMENDED AND RESTATED 1996 NON-EMPLOYEE DIRECTOR STOCK OPTION PLAN.


                       PROPOSAL TO ADOPT THE INPUT/OUTPUT, INC.
                          1999 MANAGEMENT INCENTIVE PROGRAM

GENERAL

     On June 1, 1998, the Board adopted and approved the terms of the Input/Output, Inc. 1999 Management Incentive Program (the "Incentive Plan"), subject to approval by the Company's stockholders at the Annual Meeting.

     During 1993, the United States Congress adopted Section 162(m) of the Internal Revenue Code of 1986 (the "Code"), the terms of which place limits on the Company's ability to deduct certain compensation in excess of $1,000,000 for any taxable year paid to certain of its executive officers ("Section 162(m)"). One exception to these limitations is for "performance-based" compensation that has been disclosed to and approved by stockholders prior to payment of the awards. Final federal income tax regulations were promulgated in December 1995, which provide guidelines for compliance with this exception to the deduction limitation rules.

     In response to Section 162(m) and the adoption of the related final treasury regulations, the Compensation Committee and the Board in July 1996 approved the terms of the Company's 1996 Amended and Restated Management Incentive Program (the "1996 Incentive Plan"), which replaced the Company's then-existing management bonus plan; the 1996 Incentive Plan was intended to comply with the performance-based exception to Section 162(m). The 1996 Incentive Plan was approved by the Company's stockholders at the Company's 1996
Annual Meeting of Stockholders.   The 1996 Incentive Plan provided for the
payment of bonuses to the executives and key employees of the Company, basing the bonus payments upon the Company's actual before-tax profits for a fiscal year compared to both budgeted before-tax profits for that fiscal year and before-tax profits for the preceding fiscal year. During fiscal 1998, the Board amended the terms of the 1996 Incentive Plan by changing one bonus determinant to a pre-tax return on operating assets formula. This change was believed desirable by the Board in order to reflect particular performance objectives by the Company believed to be more meaningful at that particular point in time.

     During fiscal 1998, in connection with the Compensation Committee's review of its compensation programs, the Compensation Committee determined that a new management incentive plan should be adopted, both to reflect certain different performance criteria that the Committee then felt more relevant and also to afford the Committee additional flexibility to be able to change the performance determinants under the plan in order to address particular performance objectives from fiscal year to fiscal year. As a result of its study, the Compensation Committee recommended for Board approval the terms of the Incentive Plan.

     The provisions of the Incentive Plan (which include the material terms of the performance-based compensation provisions) are summarized below. The statements herein concerning the terms and provisions of the Incentive Plan are summaries only and are qualified in their entirety by reference to the full text of the Incentive Plan, a copy of which is attached hereto as Appendix IV.

     The purpose of the Incentive Plan is to advance the interests of the Company and its stockholders by providing certain of the Company's key employees with annual incentive compensation which is tied to the achievement of preestablished and objective performance goals. The Incentive Plan is designed to provide the Company with flexibility in achieving those purposes and to implement performance-based compensation strategies that will attract and retain officers and employees who are important to the long-term success of the Company.

     The Compensation Committee shall within 90 days after the commencement of each fiscal year, select the particular key employees of the Company and its subsidiaries to whom bonuses under the Incentive Plan may be granted. Approximately 25 employees are currently eligible to participate in the Incentive Plan. Subject to the terms of the Incentive Plan, employees who participate in the Incentive Plan may also participate in other incentive or benefit plans of the Company or any of its subsidiaries (Articles III and IV of the Incentive Plan).

     The Incentive Plan is administered by the Compensation Committee of the Board of Directors; bonus awards under the Incentive Plan to "covered employees," that is, the chief executive officer and the other four highest compensated officers of the Company as of the last day of the taxable year, must be made only by "outside director" (as that term is used under Section 162(m)) members of the Compensation Committee. See "Proposal to Approve Amendments to the Input/Output, Inc. Amended and Restated 1990 Stock Option Plan -- Administration of the 1990 Plan."

BONUSES UNDER THE INCENTIVE PLAN

     Bonuses will be calculated and awarded under the Incentive Plan according to the participant's position within the Company. Participants will be classified into Groups as designated by the Compensation Committee from time to time. Initially, Group I shall consist of the Chief Executive Officer and Chief Operating Officer of the Company (currently comprised of two persons); Group II shall consist of the vice presidents of the Company (currently seven persons); Group III shall consist of key employees of the Company and its subsidiaries, as designated by the Compensation Committee.

     PERFORMANCE GOALS. Under the Incentive Plan, the Compensation Committee shall establish for each participant and each Group corporate performance goals and individual performance goals. The corporate performance goals shall be the key financial and strategic objectives established by the Committee for the particular fiscal year in question and will be based on the measures and objectives as the Committee then deems most relevant and meaningful for the Company. Examples of such corporate measures include (but are not limited to) free cash flow; earnings before interest, taxes, depreciation and amortization; revenue growth; return on operating assets; and return on equity. The individual performance goals will be the specific individual goals and
objectives established by the Committee.   The Committee shall then weight, or
determine the percentage of, the total bonus that is to be paid on the basis of achievement of corporate performance goals and achievement of individual
performance goals.   The Committee then determines the target level of
performance for which a target bonus (expressed as a percentage of the participant's base salary) for each participant will be paid (that is, the bonus payable if the Company achieves target performance for the corporate performance goals established by the Committee and the individual achieves target performance for the individual performance goals so established). In like respect, the Committee also determines the minimum level of performance (threshold performance) in relation to the performance goals determined before any bonus will be payable under the Incentive Plan, and the maximum level of performance (maximum performance) in relation to the performance goals determined that will permit a maximum bonus to be paid under the Incentive Plan. The Incentive Plan provides that the Compensation Committee must, within 90 days after the commencement of the fiscal year in question, establish each of these amounts in an incentive schedule.

     ADJUSTMENTS AND LIMITATION ON BONUS. Following each fiscal year, the Committee will calculate the bonus amounts on the basis of the incentive schedule for that fiscal year and the level of achievement of performance goals for each participant. The Committee may, in its sole discretion, adjust the bonus for any participant who is not a "covered employee" by increasing or decreasing the bonus amount by an amount equal to up to 20% of the bonus amount calculated (provided that the total amount of all such increases equals the total amount of all such decreases under the Incentive Plan for that fiscal year in question). The bonus amounts calculated for any participant who is a "covered employee" under Section 162(m) may be reduced by an amount of up to 20% by the Compensation Committee in its sole discretion; however, the bonus amounts calculated under the Incentive Plan payable to any such participant may not be increased. In any event, the maximum total bonus amount payable to any participant with respect to any bonus year shall not exceed $1,200,000.

     As a condition to eligibility for payment of a bonus with respect to any fiscal year, a participant shall be required to be employed by the Company or one of its subsidiaries through the applicable payment date for the bonuses (which shall not be later than 90 days after the end of the applicable bonus year), unless during that year, the participant died, became permanently disabled, or retired from the Company pursuant to retirement policies then in effect, in which case the participant will receive a prorated portion of his bonus earned for that year.

AMENDMENT

     The Incentive Plan provides that the Compensation Committee or the Board may at any time and from time to time without the consent of the participants amend or discontinue the plan in whole or in part.

NEW PLAN BENEFITS

     As set forth above, bonuses under the Incentive Plan will be based upon performance goals with respect to fiscal 1999 and future years. No incentive compensation under these terms has yet been earned by any participant. Accordingly, the amount of annual incentive compensation to be paid in the future to participants, including the Company's current or future named executive officers subject to Section 162(m), cannot be determined at this time, since actual amounts will depend on actual corporate and individual performance measured against the attainment of the preestablished performance goals and the Compensation Committee's discretion to adjust those amounts.

     THE BOARD RECOMMENDS THAT STOCKHOLDERS VOTE FOR THE PROPOSAL TO APPROVE THE INCENTIVE PLAN.


                          PROPOSAL TO RATIFY APPOINTMENT OF
                       INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

     The Board has selected KPMG Peat Marwick LLP as independent certified public accountants to examine the consolidated financial statements of the Company for its fiscal year ending May 31, 1999. Stockholders are being asked to ratify this appointment. The Company has been informed that neither KPMG Peat Marwick LLP nor any of its partners have any direct financial interest or any material indirect financial interest in the Company nor have had any connection during the past three years with the Company in the capacity of promoter, underwriter, voting trustee, director, officer or employee.

     Representatives of KPMG Peat Marwick LLP are expected to be present at the Annual Meeting with the opportunity to make a statement if they so desire and to be available to respond to appropriate questions.

     The affirmative vote of the holders of a majority of the shares of Common Stock represented in person or by proxy at the Annual Meeting and entitled to vote thereon, provided a quorum is present, is required for approval of this proposal.

     THE BOARD RECOMMENDS THAT STOCKHOLDERS VOTE FOR THE RATIFICATION OF THE APPOINTMENT OF KPMG PEAT MARWICK LLP AS THE COMPANY'S INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS FOR THE FISCAL YEAR ENDING MAY 31, 1999.

                                      MANAGEMENT

DIRECTORS AND EXECUTIVE OFFICERS OF THE COMPANY

     The following table sets forth the names, ages and titles of the directors and executive officers of the Company.

        Name                         Age               Title
        ----                         ---               -----
W. J. ("Zeke") Zeringue. . . . . .    49    Chairman of the Board of Directors
                                            and Chief Executive Officer

Axel M. Sigmar . . . . . . . . . .    37    Director, President and Chief
                                            Operating Officer

Robert P. Brindley . . . . . . . .    48    Director and Executive Vice
                                            President - Worldwide Marketing and
                                            Sales

Robert A. Brook. . . . . . . . . .    43    Senior Vice President - Chief
                                            Geophysicist

Gay Stanley Mayeux . . . . . . . .    43    Vice President and Chief Financial
                                            Officer

Thomas C. Connolly . . . . . . . .    49    Vice President - Manufacturing

Ronald A. Harris . . . . . . . . .    42    Vice President and Controller

Dennis N. Jordhoy. . . . . . . . .    44    Vice President - Sales

David Ridyard. . . . . . . . . . .    39    Vice President

Chris E. Wolfe . . . . . . . . . .    45    Vice President - General Counsel
                                            and Secretary

Shelby H. Carter, Jr.. . . . . . .    67    Director

Ernest E. Cook . . . . . . . . . .    72    Director

Theodore H. Elliott, Jr. . . . . .    63    Director

G. Thomas Graves III . . . . . . .    49    Director

Charles E. Selecman. . . . . . . .    70    Director

William F. Wallace . . . . . . . .    59    Director

     Set forth below are descriptions of the backgrounds of the executive officers and directors of the Company and their principal occupations for the past five years.

     EXECUTIVE OFFICERS

     W. J. "Zeke" Zeringue was elected Chairman of the Board and Chief Executive Officer of the Company in January 1998 and served as the Company's President from January to August 1998. Prior to joining the Company, Mr. Zeringue served as President of Halliburton Energy Services ("Halliburton Energy"), an oilfield services company, from September 1996 until November 1997. Mr. Zeringue had been continuously employed by Halliburton Energy since 1972. Mr. Zeringue, whose present term as a director of the Company expires at the 1998 Annual Meeting of Stockholders, is a nominee for re-election at the meeting. See "Election of Directors."

     Axel M. Sigmar was elected President and Chief Operating Officer and was appointed to the Company's Board of Directors in August 1998. Mr. Sigmar had served as Executive Vice President and Chief Technical Officer beginning in December 1997. Prior to that, he had served from June 1997 to December 1997 as Vice President - Advanced System Group of the Company and, from 1992 until June 1997, as Vice President - Corporate Development. Mr. Sigmar's term as a director of the Company expires at the 1999 Annual Meeting of Stockholders.

     Robert P. Brindley, a director of the Company since July 1994, was appointed Executive Vice President - Worldwide Marketing and Sales in June 1997.
 He previously served as Senior Vice President of the Company from 1991 to June 1997, Chief Financial Officer from 1987 to 1998, Vice President - Finance from 1987 to 1991, and Vice President and Controller from 1982 to 1987. He also served as Secretary of the Company from 1987 to July 1998. Mr. Brindley's term as a director of the Company expires at the 2000 Annual Meeting of Stockholders.

     Robert A. Brook was elected Senior Vice President - Chief Geophysicist in October 1997 and, from June 1997 until October 1997, served as the Company's Vice President - Research and Development. From 1993 until June 1997, Mr. Brook served as Vice President - Exploration. Mr. Brook joined the Company in 1991.

     Gay Stanley Mayeux became Vice President and Chief Financial Officer of the Company in March 1998. Prior to joining the Company, Ms. Mayeux served, from December 1996 to March 1998 as vice president and chief financial officer of Hydril Company, a manufacturer of premium oilfield products, based in Houston, Texas. From September 1995 to December 1996, Ms. Mayeux was senior partner with The Stanley Spencer Group, an international consulting firm. Prior to that, Ms. Mayeux, had held various accounting positions, including vice president and corporate controller, with EVI Weatherford, Inc. ("EVI Weatherford"), an international provider of engineered products and specialized services to the drilling, completion and production sectors of the oil and gas industry, for over eight years.

     Thomas C. Connolly was elected Vice President - Manufacturing in March 1998. Prior to joining the Company, Mr. Connolly served as a plant manager for Halliburton Energy in Dallas from January 1984 to April 1994, center manager of Halliburton Energy from May 1994 to March 1996, Vice President Manufacturing/Engineering from March 1996 to October 1996 and as President of CRC Evans, a division of EVI Weatherford, from October 1996 to July 1997.

     Ronald A. Harris was appointed Vice President and Controller in October 1997. Mr. Harris had served as the Company's Controller since 1992. Mr. Harris joined the Company in 1991.

     Dennis N. Jordhoy has been employed by the Company since January 1996 and was elected Vice President - Sales in December 1997. Prior to that, his duties were Manager of Product Sales from February 1997 to December 1997 and Director of Marketing and Management Services for the Company's leasing subsidiary from January 1996 to February 1997. Prior to joining the Company, Mr. Jordhoy served with Capilano International as Chief Operating Officer from March 1994 to January 1996.

     David Ridyard was elected Vice President of the Company in October 1997. Prior to joining the Company, Mr. Ridyard had spent over nine years with Geophysical Service Inc. in various data acquisition and engineering development capacities, before leaving in 1989 to form QC Tools. QC Tools was formed to supply seismic data quality control software for the 3D seismic industry, and was acquired by the Company in July 1994.

     Chris E. Wolfe became Vice President - General Counsel and Secretary of the Company in July 1998. From 1992 until joining the Company in July 1998, Mr. Wolfe was a partner in Haynes and Boone, L.L.P., a law firm in Houston, Texas.

DIRECTORS

     Shelby H. Carter, Jr., a director of the Company since February 1987, is also a founder/director of Bay Networks, Inc., a computer networking company, which trades under the symbol "BAY" on the NYSE, and is Vice Chairman and co-founder of VitalSigns Software, Inc., a Silicon Valley start-up. Since January 1986, Mr. Carter has also served as a professor at the University of Texas Graduate School of Business and College of Business Administration. From December 1986 to September 1989, he served as an advisory partner at Austin Ventures, L.P., a venture capital firm. In January 1985, Mr. Carter retired from his positions as General Sales Manager, Worldwide Operations and Corporate Vice President for Xerox Corporation, where he had been employed since January 1970; prior to that he was employed for 15 years by IBM Corporation. He also serves on the Board of Directors of Pervasive Software, Inc., which trades under the symbol "PVSW" on the Nasdaq Stock Market. Mr. Carter's term as a director of the Company expires at the 2000 Annual Meeting of Stockholders.

     Ernest E. Cook, a director of the Company since February 1987, is an independent oil and gas consultant. Mr. Cook is also a director of Triton Energy Corporation. Mr. Cook, whose present term as a director of the Company expires at the 1998 Annual Meeting of Stockholders, is a nominee for re-election at the meeting. See "Election of Directors."

     Theodore H. Elliott, Jr., a director of the Company since February 1987, has been Chairman of Prime Capital Management Co. Inc., a Stamford, Connecticut venture capital company, during the past five years. Mr. Elliott's term as a director of the Company expires at the 2000 Annual Meeting of Stockholders.

     G. Thomas Graves III, a director of the Company since February 1987, currently serves as President of Gralee Capital Corporation, an asset management company. He is also President and Director of Wilco Properties, Inc., a privately held oil and gas exploration company. Mr. Graves served as Senior Vice President of Triton Energy Corporation from 1987 to 1993 and also served as Chairman and Chief Executive of Triton Europe Plc, a London Stock Exchange listed company engaged in the oil and gas exploration industry, from October 1991 to September 1993. Mr. Graves' term as a director of the Company expires at the 1999 Annual Meeting of Stockholders.

     Charles E. Selecman served as Chairman of the Board of Directors of the Company from December 1986 to January 1998. Mr. Selecman previously served as President and Chief Executive Officer of the Company from 1989 until 1993 and again from May through December 1997. From 1984 through 1986, he served as president of various oil field equipment and oil and gas exploration and production subsidiaries of Kidde, Inc., and also served as the group executive for the Kidde, Inc. energy group, which included the Company. Mr. Selecman's term as a director of the Company expires at the 1999 Annual Meeting of Stockholders.

     William F. Wallace was elected to the Board in August 1998. Since 1996, Mr. Wallace has served as a consultant to The Beacon Group, a New York - based venture capital fund. From October 1994 to July 1995, Mr. Wallace served as a director, President and Chief Operating Officer of Plains Petroleum Company, a NYSE-listed oil and gas production and exploration company based in Denver. Following Plains' merger with Barrett Resources, a NYSE-listed oil and gas production and exploration company, Mr. Wallace served as a director and Vice Chairman of the Board of Barrett from July 1995 to March 1996. Prior to joining Plains, Mr. Wallace served from 1989 to 1994 as a regional vice president of Texaco Exploration and Production, Inc. Mr. Wallace currently serves on the boards of directors of Vessels Energy Inc., AMBAR Inc., KMOC Oil Corp. and Westport Oil and Gas Company, Inc., all of which are privately held. Mr. Wallace, whose present term as a director of the Company expires at the 1998 Annual Meeting of Stockholders, is a nominee for re-election at the meeting.
See "Election of Directors."

     No director is related to any other director or executive officer of the Company or its subsidiaries, and there are no arrangements or understandings between a director and any other person pursuant to which such person was elected as director.

     Corporate officers are appointed by the Board and serve at the discretion of the Board.

MEETINGS OF DIRECTORS AND COMMITTEES

     The Board held eight meetings during fiscal 1998. Each director attended at least 75% of the aggregate of the total meetings of the Board and any committee on which such director served.

     The Company has the following standing Committees:

     THE AUDIT COMMITTEE, which currently consists of Messrs. Elliott (Chairman) and Graves, met twice during fiscal 1998. Its principal functions are to confirm the existence of effective accounting and internal control systems and to oversee the Company's external and internal audit functions.

     THE COMPENSATION COMMITTEE, which currently consists of Messrs. Carter (Chairman) and Cook, held ten meetings during fiscal 1998. Its principal functions are to study, advise and consult with the Company's management regarding the compensation of officers and directors and other key employees of the Company and to administrate the Company's executive compensation plans.

     THE NOMINATING COMMITTEE, which currently consists of Messrs. Selecman (Chairman) and Carter, met once during fiscal 1998. Its principal functions are to identify suitable candidates to fill vacancies on the Board which may occur from time to time. The Nominating Committee will consider nominees recommended by holders of Common Stock. Nominations should be sent to the Nominating Committee in care of the Company at the address set forth on the first page of this Proxy Statement, on or before May 3, 1999.

                        REMUNERATION OF DIRECTORS AND OFFICERS

EXECUTIVE COMPENSATION

     The following table sets forth information regarding annual and long-term compensation with respect to the fiscal years ended May 31, 1998, 1997 and 1996 paid or accrued by the Company to or on behalf of those persons who were during the fiscal year ended May 31, 1998, (i) the Company's Chief Executive Officers and (ii) the other four most highly compensated executive officers of the Company (the Company's Chief Executive Officers and the other four most highly compensated officers for the fiscal year ended May 31, 1998 are collectively referred to herein as the "Named Executive Officers.")


                           SUMMARY COMPENSATION TABLE

                                                                                                         ALL OTHER
                                                                                                       COMPENSATION
                                          ANNUAL COMPENSATION              LONG-TERM COMPENSATION         (3) (4)
                                  ----------------------------------    ----------------------------  --------------
                                                                         SECURITIES     RESTRICTED
                                   FISCAL                                UNDERLYING    STOCK AWARDS
                                    YEAR      SALARY         BONUS         OPTIONS       ($) (2)
                                   ------  ---------    -----------      ----------    -------------
W. J. ("Zeke") Zeringue (1)         1998    $175,000             $0         600,000     $1,573,000              $0
Chairman of the Board and Chief
Executive Officer

Charles E. Selecman (1)             1998    $280,000     $1,200,000         200,000             $0         $12,320
Chairman of the Board, President
and Chief Executive Officer

Axel M. Sigmar                      1998    $207,000       $195,300         280,000             $0         $49,246
President and
                                    1997     160,000             $0          60,000                         37,976
Chief Operating Officer
                                    1996     150,000        138,263          50,000                         43,899


Robert P. Brindley                  1998    $250,000      $ 236,250         120,000             $0         $52,015
Executive Vice President-           1997     225,000             $0          80,000                         40,262
Worldwide Marketing and Sales
                                    1996     195,000        179,742          80,000                         44,268

Robert A. Brook                     1998    $182,000       $171,675          80,000             $0         $16,162
Senior Vice President-Chief
                                    1997     158,000              0          60,200                         11,859
Geophysicist
                                    1996     138,000         46,620          20,000                          8,352


Dennis N. Jordhoy                   1998    $163,000       $113,164          20,000             $0         $10,413
Vice President-Sales                1997     118,000              0           5,200                          1,275

                                    1996    29,000(5)        21,051          10,000                           0.00

-----------------------
(1) Mr. Selecman assumed the positions of President and Chief Executive Officer on May 16, 1997 and held those positions until his retirement on December 31, 1997. Mr. Zeringue was elected Chairman of the Board and Chief Executive Officer effective as of January 1, 1998. Mr. Selecman's employment agreement with the Company provided for his base salary, stock options and bonus payments. Mr. Zeringue has entered into an employment agreement with the Company. See "-- Employment Agreements" and "Compensation Committee Report on Executive Compensation."

(2) The Company is required to use the closing price of its Common Stock on the date of grant of the restricted stock award for valuation purposes with respect to this column. The restricted period with respect to each of the Company's restricted stock awards is two years for 50% of the shares awarded, three years for an additional 25% of the shares awarded and four years for the remaining 25% of the shares awarded. Dividend and voting rights of restricted stock are the same as all other shares of the Company's outstanding Common Stock. Based on the last reported sales price as of December 10, 1997 of Common Stock on the New York Stock Exchange composite tape of $29 11/16 per share, Mr. Zeringue's aggregate restricted stock holdings were 53,000 shares, having a value of $1,573,000. The restricted stock plan provides that all restrictions with respect to the shares of restricted stock awarded will automatically lapse upon a "change of control" (as defined in the plan) of the Company or termination of employment due to death or retirement. In addition, the restrictions on Mr. Zeringue's shares of restricted stock will automatically lapse upon a termination of his employment with the Company for any reason other than for "cause" (as defined in his employment agreement).

(3) During fiscal 1998, the Company contributed to its Section 401(k) Plan as follows: Mr. Zeringue: $0; Mr. Selecman: $12,320; Mr. Sigmar: $18,345; Mr.
     Brindley: $21,542; Mr. Brook:  $16,162;  and Mr. Jordhoy: $10,413.

(4) During fiscal 1998, the Company paid whole life insurance premiums as contributions with respect to the Company's Supplemental Executive Retirement Plan (SERP) as follows: Mr. Sigmar: $30,901 and Mr. Brindley:
     $30,473.

(5)  Mr. Jordhoy became an employee of the Company on January 15, 1996.

     During fiscal 1998, the named individuals and certain officers included in the group received benefits in the form of certain perquisites. However, none of the individuals identified in the foregoing table received perquisites which exceeded in value the lesser of $50,000 or 10% of such officer's salary and bonus.

STOCK OPTIONS

     The options shown below were awarded during fiscal 1998 pursuant to the Company's Amended and Restated 1990 Stock Option Plan (the "1990 Plan"):


                  OPTION GRANTS IN LAST FISCAL YEAR

                        Individual Grants

                                            Number         Percent of total
                                         of securities      options granted                                         Hypothetical
                                           underlying       to employees in     Exercise or                         Grant Date
                    Name                 options granted       fiscal year       base price      Expiration date      Value (4)
---------------------------------       ----------------   ----------------   --------------    -----------------   -------------
                                                 (#)              (%)               ($/Sh)

 W. J. Zeringue                                500,000          20.03             $30,375(1)        12/10/07        $ 7,030,000

                                               100,000           4.01              30.375(2)      12/10/07(2)         1,406,000

 Charles E. Selecman                           200,000           8.01               17.50(3)         12/31/98         1,654,000

 Axel M. Sigmar                                 80,000           3.20             29.6875(1)         09/17/07         1,109,600

                                               200,000           8.01             20.0625(1)         02/02/08         1,850,000

 Robert P. Brindley                            120,000           4.81             29.6875(1)         09/17/07         1,664,400

 Robert A. Brook                                80,000           3.20             29.6875(1)         09/17/07         1,109,600

 Dennis N. Jordhoy                              20,000           0.80             29.8125(1)         09/30/07           278,600

 Executive Group                             1,300,000          52.08          $17.50-30.375      12/31/98-2/2/08   $16,102,200

 Non-Executive Officer-Employee Group        1,196,168          47.92          $17.50-29.8125

----------------------
(1) These options will vest in four equal annual increments beginning on the first anniversary date of the grant. The 1990 Plan provides that in the event of a "change in control" of the Company (as defined in the 1990
     Plan), all stock options will become fully vested (unless the successor to the Company assumes or replaces on substantially equivalent terms the options outstanding). See "Proposal to Adopt Amendments to the Input/Output, Inc. Amended and Restated 1990 Stock Option Plan -- Terms of the 1990 Plan and Agreements." In addition, Mr. Zeringue's options provide that they will become automatically vested upon a termination of his employment with the Company for any reason other than for "cause" (as defined in his employment agreement).

(2) These options will vest in full on December 10, 1998, but will be exercisable commencing upon that date only if the fair market value per share of the Common Stock is at least equal to 120% of the exercise price. If the fair market value of the Common Stock on December 10, 1998 is not equal to at least 120% of the exercise price, then this option will terminate.

(3) These options vested in full on December 31, 1997 which was the date of Mr. Selecman's termination of employment.

(4) The options are valued pursuant to the Black-Scholes valuation model, based upon the following assumptions: (a) expected stock price volatility calculated using monthly changes in stock price since May 1995, resulting in a stock price volatility of 44%; (b) a risk-free rate of return calculated using the interest rates of five-year U.S. Treasury notes as of the date of the grant and (c) a time of exercise assumption of five years (although the actual option term generally is ten years, that period was reduced for valuation purposes to reflect the non-transferability, vesting schedule and risk of forfeiture of the options).

     The following table shows the number of shares covered by all exercisable and non-exercisable stock options held by the Named Executive Officers as of May 31, 1998. Also reported are the year-end values for their unexercised "in-the-money" options, which represent the positive spread between the exercise price of any option and the year-end market price of the Common Stock.

                       AGGREGATED FISCAL YEAR-END OPTION VALUES


                                   Shares                                                          Value of Unexercised In-the-
                                Acquired on                        Number of Unexercised         Money Options at Fiscal Year End
             Name                 Exercise     Value Realized    Options at Fiscal Year End (#)                  ($)
------------------------      -------------    --------------   ------------------------------   ---------------------------------
                                                                   Exercisable/Unexercisable          Exercisable/Unexercisable
                                                                   -------------------------          -------------------------

W. J. Zeringue                         0                   0                0/600,000                          $0/$0

Charles E. Selecman                    0                   0          251,666/58,334                  $1,170,703/$118,360

Axel M. Sigmar                         0                   0           63,550/345,150                    $473,500/$469,844

Robert P. Brindley                37,700            $973,034           89,016/213,484                    $501,979/$122,136

Robert A. Brook                   56,200          $1,106,825           28,050/158,200                     $98,256/$54,519

Dennis N. Jordhoy                      0                   0             1,300/35,200                      $6,662/$19,988


     On May 31, 1998, the last reported sales price of the Common Stock on the New York Stock Exchange composite tape was $22.00 per share. The Named Executive Officers exercised Company stock options covering a total of 93,900 shares during fiscal 1998.

EMPLOYMENT AGREEMENTS

     In December 1997, the Company entered into an employment agreement with Mr. Zeringue (the "Employment Agreement"), pursuant to which the Company agreed to employ Mr. Zeringue as the Company's Chairman of the Board, President and Chief Executive Officer from January 1, 1998 through December 31, 1998. The Employment Agreement is automatically renewable for additional one year terms, unless either party provides prior written notice of termination. This agreement provides for an annual salary of $420,000 and a sign-on bonus of $200,000 which was paid on January 2, 1998. If the Employment Agreement is terminated by the Company without cause (as defined), the Company will pay Mr. Zeringue an amount equal to two times the average of his annual salary and bonus for the past three fiscal years of the Company. In addition, if within one year after a change of control (as defined), the Company terminates Mr. Zeringue's employment for any reason other than for "cause" or if Mr. Zeringue terminates his employment with the Company for good reason (as defined), the Company shall pay Mr. Zeringue an amount equal to two times the average of his annual salary and bonus for the past three fiscal years of the Company. In the event that Mr. Zeringue is deemed to receive a "parachute payment" (as described in Section 280G of the Code), the total amount payable to Mr.
Zeringue pursuant to change of control payments will be limited to one dollar less than three times Mr. Zeringue's "base amount" (defined below). Pursuant to the Employment Agreement, Mr. Zeringue is also entitled to receive certain bonus payments ($400,000 payable on December 31, 1998), as well as stock options covering a total of 600,000 shares of Common Stock. See
"Compensation Committee Report on Executive Compensation -- Compensation of the Chief Executive Officer."

     The Company's employment agreement with Mr. Brindley provides for automatic two-year extensions. This agreement provides that if Mr. Brindley's employment is terminated for a reason other than (a) his death, disability or retirement,
(b) for cause or (c) his voluntary termination other than for good reason, he would be entitled to receive from the Company a lump sum severance payment equal to the sum of the following amounts: (i) his full base salary through his date of termination at the rate then in effect, (ii) an amount equal to two times the average of his annual base salary plus bonus for the preceding three fiscal years, (iii) certain relocation and indemnity payments, and (iv) in the event he is subject to the excise tax imposed by Section 4999 of the Code as a result of a change in control, an amount equal to the product of (a) 25% multiplied by (b) the amount of any "excess parachute payment" received by him as described in the provisions of Section 280G(b) of the Code. In the event that he is deemed to receive a "parachute payment" as the result of a change in control, such payment would be deemed to be an "excess parachute payment" if it equaled or exceeded 300 percent of his "base amount," generally the average annual compensation received by him over the most recent five tax years. The "excess parachute payment" is computed as that portion of the "parachute payment" which exceeds the "base amount." In addition, unless he is terminated for cause, the Company must maintain in full force and effect for his continued benefit for a two-year period after the date of termination all benefit plans and programs or arrangements in which he was entitled to participate immediately prior to the date of termination.

CHANGE OF CONTROL AND SEVERANCE AGREEMENTS

     In August 1998, the Company entered into severance and change of control agreements with Messrs. Sigmar, Brook, Connolly, Harris, Jordhoy, Ridyard and Wolfe and Ms. Mayeux, executive officers of the Company. Under the terms of the severance and change of control agreements, in the event of a termination of employment of a covered executive officer during the 18-month period following a "change of control" of the Company (as defined in the agreements) other than a voluntary resignation or retirement by the officer (except as stated below) or a termination of employment for "cause" (as defined in the agreements) or by reason of death or disability, the officer will be entitled to receive certain severance payments and other benefits. A voluntary resignation by the officer following a "change of duties" (as defined in the agreements) of the officer will also entitle the officer to the severance benefits and other benefits. The severance payment amount, payable in one lump sum on or before the 30th day following termination, shall be equal to two times the sum of (a) the greater of such officer's annual base salary on the effective date of the change of control or the date of the termination of employment plus (b) the amount of the applicable "Target Bonus" for the officer as determined under the management bonus or incentive program then in effect. In addition, the officer under those circumstances will be entitled to receive continued medical, dental, vision and group life coverage under the Company's applicable plans (to the extent permitted by law or by the plan carriers) for a period of one year or until the officer becomes eligible to obtain comparable coverage from a subsequent employer. Furthermore, to the extent the officer's stock options and restricted stock have not fully vested, such options and restricted stock shall thereupon accelerate and immediately become fully vested. In the event that any payment under any agreement would constitute an "excess parachute payment" under Section 280G of the Code (see " -

Employment Agreements" above), the severance amounts and other benefits would be reduced to an amount so that the present value of all amounts so receivable would be less than the threshold amount of any excess parachute
payment.   The term of each agreement is for three years, but each agreement will automatically renew for additional three-year terms absent prior written notice from the officer or the Company. Each agreement also effectively amends the terms of any stock option agreement or restricted stock award between the Company and the officer to provide that in the event of a change of control of the Company and the full assumption by the successor to the Company of the Company's options or restricted stock or their replacement with equivalent options or restricted stock awards, the Company's options and restricted stock held by that officer will not be accelerated and become 100% vested upon the change of control event.

SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN

     The Input/Output, Inc. Supplemental Executive Retirement Plan (the "SERP") was established in 1992 and amended and restated in 1998. The SERP is designed to defer taxation of participants until their receipt of benefits. The Board, in its sole discretion, is authorized to determine eligibility for participation in the SERP. A Board-appointed committee administers the SERP. The SERP provides to each participant, upon such participant's retirement from the Company at age 65, an annual deferred benefit equal to 60% of the participant's average annual compensation for those three consecutive calendar years during his employment that results in the highest annual compensation, reduced by certain social security benefits and certain actuarial equivalents of annual matching contributions made by the Company and credited to the participant under the Company's Section 401(k) Plan. If a participant who has attained age 55 and has completed 10 years of service with the Company terminates employment prior to his 65th birthday due to death, total disability or early retirement that is approved by the Board, the participant will be entitled to receive the actuarial equivalent of his vested deferred benefit. A participant is fully vested in his deferred benefit at age 65, or upon the participant's completing 10 years of service with the Company, or upon total disability of the participant or a "change of control" of the Company. In addition, the SERP provides that the Company shall pay a participant an amount equal to any excise tax pursuant to
Section 280G of the Code and any income or other tax liability arising in connection therewith, in the event that payment of a deferred benefit results in liability for such tax.

     "Change of control" for purposes of the SERP is defined to include the following: (i) mergers or consolidations in which the Company is not the surviving corporation (unless the proportionate ownership of the Company's stockholders in the surviving corporation is unchanged), (ii) any sale or other disposition of all or substantially all of the Company's assets, (iii) the approval by the Company's stockholders of any plan of liquidation or dissolution, (iv) the acquisition by a third party of beneficial ownership of 40% of the Company's outstanding voting securities and (v) during any two-year period, persons who constituted at least a majority of the entire Board of Directors at the beginning of such period cease for any reason (other than death) to constitute a majority of the directors, unless the new director was approved by at least two-thirds of the directors then still in office who were directors at the beginning of such period.

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

     The Compensation Committee of the Board of Directors (the "Committee") reviews, evaluates and establishes the salary levels of corporate officers and administers the Company's stock option, restricted stock and management incentive plans. The current members of the Committee are Shelby H. Carter, Jr., Chairman, and Ernest E. Cook. The following report presents the Committee's summary of the Company's compensation programs and policies and describes the bases for compensation of the Company's executive officers and its chief executive officer.

COMPENSATION POLICY

     The principal goals of the Company's executive compensation policy are to provide competitive compensation opportunities to attract and retain highly qualified and productive executive employees; to motivate executives to generate corporate revenue growth and profits; and to create meaningful links between corporate performance, individual performance and rewards. It is the Company's policy that a significant portion of the compensation paid to the executive officers should be based on the Company's results of operations and the growth in value of its equity. This policy aligns the interests of the Company's management and stockholders by placing increased emphasis on performance-based pay and reduced emphasis on fixed pay in overall total compensation. To achieve its goals, the Company's executive compensation policies have been designed to provide competitive levels of compensation that integrate annual base compensation with bonuses based upon corporate performance and individual initiatives and performance. Also, since 1990, the Company has adopted and maintained stock option plans and a restricted stock plan under which the benefits realized by executives are directly related to stock price performance.

     In its assessment of compensation levels, the Committee takes into consideration performance relative to the individual responsibilities of the executive officers, and considerations of internal equity, as well as the financial performance of the Company relative to its goals and relative to the financial performance of other companies. The Committee also considers the competitiveness of the entire executive compensation package and each of its
individual components.   The Committee reviews the performance of the Company
and each officer individually to determine salary and bonus adjustments and to determine stock option awards.

     During 1998, the Committee retained the compensation consulting firm of iQuantics, Inc. to perform a full review of the Company's compensation programs in place and advise the Committee as to the competitiveness of compensation paid to the Company's senior officers. The Committee has on numerous occasions since 1991 retained outside compensation consultants to review the Company's compensation programs and goals and compare them to companies within and outside the Company's competitive peer group. The Committee reviews the data compiled by and the recommendations of its consultants, but is not bound to accept any of their recommendations. As a result of its review in 1998, iQuantics reported to the Committee that the cash compensation of the Company's executive officers for fiscal 1998 was within current market practice.

     As a result of iQuantics, Inc.'s review and recommendations, the Committee also recommended a number of changes to the Company's executive compensation programs. The Company's 1996 Management Incentive Program had been previously amended during fiscal 1998 to provide for annual cash bonuses to the officers and other key employees of the Company that were tied to actual profits performance compared to budgeted pretax profits, and pretax return on operating assets. See "Proposal to Adopt the Input/Output 1999 Management Incentive Program." As a result of its review of the 1996 Incentive Program during fiscal 1998, the Committee determined to recommend a new incentive program to be based on key strategic and financial objectives to be determined from year to year by the Committee. The Committee also reviewed and recommended an executive severance and change of control program for its officers and key employees, which had not previously been implemented on an officer-wide basis by the Company. Finally, the Committee recommended that the Company amend the provisions under its Supplemental Executive Retirement Plan to increase the number of participants and to increase the benefits available to participants. See "-- Change of Control and Severance Agreements" and "-- Supplemental Executive Retirement Plan" above.

     The Committee has considered the impact of Section 162(m) regarding the corporate limitations on deducting certain compensation expenses. It is the Committee's intent to adopt policies to obtain maximum tax deductibility of executive compensation, consistent with providing motivational and competitive compensation which is truly performance-based. In furtherance of this goal, the new incentive program and the Company's option plans are intended to assure that the Company's executive compensation plans meet the requirements of
Section 162(m) to achieve maximum deductibility of executive compensation
expense.   However, it is also the Committee's intent to balance the
effectiveness of its plans and compensation policies against the materiality of any possible lost deductions.

     Company executive compensation has principally consisted of two key elements: A long-term component (stock options - and in less frequent instances, restricted stock awards) and an annual component (base salary and bonus). Following is a description of the elements of the Company's current executive compensation program and how each relates to the objectives and policies outlined above.

     STOCK OPTIONS AND RESTRICTED STOCK. The Committee believes that long-term incentives should be provided to management to increase shareholder value, as measured by stock price. The Committee believes that stock incentives are appropriate, not only for senior management, but also for other employees of the Company and its subsidiaries. All options provide for the purchase of shares at an exercise price equal to fair market value on the date of grant. Restricted stock awards have also been made, but on much more limited occasions, principally to attract and retain qualified senior executive candidates. See "Summary Compensation Table" and "Stock Options" above for information concerning these grants and awards.

     INCENTIVE PLAN. The Committee believes that key employees should have a significant portion of their total compensation based on the Company's relative financial performance compared to the Company's financial performance plan. The new 1999 Management Incentive Program grants the Committee wide discretion and flexibility to determine the particular financial determinants for corporate performance goals, but also permits the Committee to weigh individual performance attributes in determining a participant's annual cash bonus. For 1999, the key determinants for corporate performance goals are expected to be free cash flow and return on operating assets. The 1999 Management Incentive Program, like its predecessor plans, assigns each participant to a group within the plan, which reflects his or her responsibility level within the Company.

     During fiscal 1997, in accordance with the terms of the 1996 Management Incentive Plan then in effect, none of the named executive officers at that time received any cash bonuses. Payments of cash bonuses for fiscal 1998 to the Named Executive Officers reflected the Company's record revenues and earnings for fiscal 1998, which, in turn, resulted in the applicable performance criteria being achieved to a high degree. The terms of Mr. Zeringue's Employment Agreement (discussed below) did not permit him to be a participant in the Company's incentive program in effect for fiscal 1998.

     BASE SALARY. The Committee approves the annual salaries for all officers of the Company. The Committee reviews recommendations made by the Chief Executive Officer with regard to salary adjustments for officers other than himself, and then either approves or changes these recommended salary adjustments. The Committee independently reviews performance of the Chief Executive Officer and determines an appropriate salary based on the criteria set forth above, as well as input from outside consultants and other sources.

COMPENSATION OF THE CHIEF EXECUTIVE OFFICER

     On May 16, 1997, Charles E. Selecman, then the Company's Chairman of the Board, assumed the additional positions of President and Chief Executive Officer of the Company, and entered into an Executive Agreement with the Company.
Under the Agreement, Mr. Selecman received a salary of $40,000 for each month of service as the Company's President and Chief Executive Officer and an initial fee of $150,000 (in part to defray his relocation costs). Mr. Selecman was also paid a $1,200,000 cash bonus under the terms of his employment agreement with the Company, which was determined by reference to the average of the closing prices for the Common Stock on the NYSE for the ten consecutive trading days preceding December 15, 1997 (the day on which the initial term of his employment agreement expired). Additionally, the Company granted Mr. Selecman on June 4, 1997, a non-qualified stock option under the 1990 Plan to purchase 200,000 shares of Common Stock at an exercise price of $17.50 per share. On June 4, 1997, the closing price per share of Company Common Stock as reported on the NYSE composite transactions was $17.50.

     In determining Mr. Selecman's compensation, the Committee considered the extraordinary nature of Mr. Selecman's services, his efforts in reorganizing Company management and his willingness to come out of retirement on an expedited basis to serve the Company as its Chief Executive Officer. The Committee also considered Mr. Selecman's prior experience as President and Chief Executive Officer of the Company from 1989 to 1993.

     Following Mr. Selecman's assumption of duties as Chief Executive Officer in May 1997, the Committee authorized an executive search for a new President and Chief Executive Officer. Effective January 1, 1998, W. J. Zeringue became President and Chief Executive Officer of the Company. The Committee negotiated with Mr. Zeringue an Employment Agreement, providing for an annual base salary of $420,000, a sign-on bonus of $200,000, and a bonus of $400,000 payable December 31, 1998 so long as Mr. Zeringue is then still employed at that date. Additionally, the Committee granted to Mr. Zeringue two non-qualified stock options: an option to purchase 500,000 shares of Common Stock vesting in four annual installments and an option for 100,000 shares of Common Stock, which will be exercisable in full on December 10, 1998 only if the fair market value per share of the Company's Common Stock (determined on the basis of an average price per share over a 30 consecutive trading day period prior to that date) is $36.45 or more (which amount is equal to 120% of the closing price for the Common Stock on December 10, 1997). The Employment Agreement also authorized the award to Mr. Zeringue of 53,000 shares of restricted stock under the Company's 1990 Restricted Stock Plan.

     Mr. Zeringue's compensation as the Company's President and Chief Executive Officer was determined through arms-length negotiations of his Employment Agreement, as well as by reference to Mr. Zeringue's prior employment experience and a review of compensation amounts paid chief executive officers of comparable companies in the Company's industry peer group considered relevant under the circumstances.

SUMMARY

     The Committee believes that the Company's executive compensation policies and programs serve the interests of the stockholders and the Company effectively. The various compensation programs are believed appropriately balanced to provide motivation for executives to contribute to the Company's overall success and enhance the value of the Company for the stockholders' benefit. When performance goals are met or exceeded, resulting in increased value to stockholders, executives are rewarded commensurately. When performance goals are not met, the executives' overall cash compensation is negatively impacted. The Committee will continue to monitor the effectiveness of the Company's total compensation program and continue to make proposals where applicable, to meet the current and future needs of the Company.

     This report has been provided by the Compensation Committee.

                          Shelby H. Carter, Jr., Chairman
                                   Ernest E. Cook

     The Compensation Committee Report on executive compensation shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.

STOCK PERFORMANCE GRAPH

     The following performance graph shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.

     The following performance graph compares the yearly percentage change in the cumulative total stockholder return on the Company's Common Stock (as measured by dividing: (i) the difference between the Common Stock share price at the end and the beginning of the measurement period by (ii) the Common Stock share price at the beginning of the measurement period) with the cumulative total return assuming reinvestment of dividends of (1) the Standard and Poor's 500 Index and (2) the Standard and Poor's Electronics Index:






                              [Graph]

COMPENSATION OF DIRECTORS

     As compensation for serving on the Company's Board of Directors, each director who is not an employee of the Company receives $1,500 for each meeting attended and $1,500 for each committee meeting attended. In addition, each non-employee director receives an annual stipend of $25,000.

     DIRECTORS RETIREMENT PLAN. In 1992, the Company adopted the Directors Retirement Plan. Under the Directors Retirement Plan, participation was limited to directors who served as outside directors for an aggregate of not less than five years or whose service on the Board as an outside director terminated due to death or disability or a change in control of the Company. Payment of benefits under the Directors Retirement Plan is payable commencing at the beginning of the Company's fiscal quarter next following the later date at which
a director (i) attains age sixty-five or (ii) retires from the Board.   (During
fiscal 1996, the Board determined to accelerate the vesting in full of Mr. Selecman's years of service as an outside director.)

     In 1996, the Board determined to discontinue the Directors Retirement Plan. Under the terms adopted by the Board, all benefit accruals relating to years of service through the date of discontinuation were frozen; in addition, participation by any individual not then an outside director was prohibited. During 1998, the Board determined to further amend the Plan to provide, in lieu of payments of benefits in quarterly installments, a lump sum payment equivalent to the present value of the product of the "Applicable Stipend" times the "Applicable Period." The Applicable Stipend is an amount equal to the greater of (i) the outside director's annual stipend effective for the fiscal year in which he retires or (ii) the outside director's annual stipend payable in the fiscal year prior to retirement. The "Applicable Period" is a period of years equal to the lesser of (a) the actual number of years and portions thereof, rounded upwards to the nearest six months, during which such director served as an outside director, and (b) ten years. The present value will be computed on the basis of the actuarial equivalent of the stream of payments represented by the Applicable Stipend paid in quarterly installments over a period of time equal to the Applicable Period.

     NON-EMPLOYEE DIRECTORS STOCK OPTION PLAN. For a description of the Input/Output, Inc. Amended and Restated 1996 Non-Employee Director Stock Option Plan, see "Proposal to Adopt Amendments to the Input/Output, Inc. Amended and Restated 1996 Non-Employee Director Stock Option Plan."

                       VOTING AND STOCK OWNERSHIP OF MANAGEMENT
                              AND PRINCIPAL STOCKHOLDERS

     At the Record Date, there were outstanding 44,586,434 shares of Common Stock which were held of record by 359 stockholders, and the Company believes that there were approximately 9,800 beneficial owners of Common Stock on such date. Each share of Common Stock is entitled to one vote on each matter to come before the Annual Meeting. The holders of the Common Stock have no appraisal or similar rights with respect to any of the matters to be voted on at the Annual Meeting.

     The following table sets forth certain information with regard to the beneficial ownership as of July 31, 1998 of Common Stock by (i) all persons known by the Company to be the beneficial owners of more than five percent of the outstanding Common Stock, (ii) each director of the Company, (iii) each Named Executive Officer of the Company and (iv) all executive officers and directors as a group (11 persons).

                                                            Common Stock
                                           ------------------------------------------------
        Name of Beneficial Owner(1)           Number of Shares(1)        Percent of Class
       ----------------------------        ------------------------     -------------------
 J. P. Morgan & Co., Inc.                              4,760,000               10.7%
      60 Wall Street
      New York, NY 10260

 Crabbe Huson Company                                  2,666,000               6.0%
      121 SW Morrison
      Portland, OR 97204

 Pilgrim Baxter & Associates                           2,450,000               5.5%
      825 Duportail Rd
      Wayne, PA 19087

 AIM Management                                        2,400,000               5.4%
       11 Greenway Plaza
       Houston, TX  77046

 W. J. Zeringue (2)                                       53,000               0.1%

 Axel M. Sigmar (3)                                      106,050               0.2%

 Robert P. Brindley (4)                                  158,070               0.4%

 Robert A. Brook (5)                                      53,982               0.1%

 Dennis N. Jordhoy (6)                                     6,350                 *

 Shelby H. Carter, Jr. (7)                                18,166                 *

 Ernest E. Cook (8)                                       35,666               0.1%

 Theodore H. Elliott, Jr. (9)                             51,666               0.1%

 G. Thomas Graves III (10)                                45,566               0.1%

 Charles E. Selecman (11)                                255,666               0.6%

 William F. Wallace                                            0                 *

 All officers and directors as a group (11               784,182               1.8%
 persons) (12)

 ----------------------
 *Less than 0.1%.

(1) Except as otherwise indicated, the persons named in the table possess sole voting and investment power with respect to all shares of Common Stock shown as beneficially owned by them. The table also includes shares of Common Stock held by wives and minor children of such persons and corporations and partnerships in which such persons hold a controlling interest, but excludes any controlling interest which may be deemed solely to exist by virtue of such person being a director of a corporation.

(2)  Represents 53,000 shares of restricted stock.

(3) Includes 96,050 shares which are subject to a currently exercisable option granted under the Amended and Restated 1990 Stock Option Plan.

(4) Includes 139,016 shares which are subject to a currently exercisable option granted under the Amended and Restated 1990 Stock Option Plan.

(5) Includes 53,000 shares which are subject to a currently exercisable option granted under the Amended and Restated 1990 Stock Option Plan.

(6) Represents 6,350 shares which are subject to a currently exercisable option granted under the Amended and Restated 1990 Stock Option Plan.

(7) Represents 18,166 shares which are subject to currently exercisable options granted under the 1991 Directors Stock Option Plan and the Amended and Restated 1996 Non-Employee Directors Stock Option Plan.

(8) Includes 18,166 shares which are subject to currently exercisable options granted under the 1991 Directors Stock Option Plan and the Amended and Restated 1996 Non-Employee Directors Stock Option Plan.

(9) Includes 40,666 shares which are subject to currently exercisable options granted under the 1991 Directors Stock Option Plan and the Amended and Restated 1996 Non-Employee Directors Stock Option Plan.

(10) Includes 38,166 shares which are subject to currently exercisable options granted under the 1991 Directors Stock Option Plan and the Amended and Restated 1996 Non-Employee Directors Stock Option Plan.

(11) Represents 200,000 shares which are subject to a currently exercisable option granted under the Amended and Restated 1990 Stock Option Plan and 55,666 shares which are subject to currently exercisable options granted under the 1991 Directors Stock Option Plan and the Amended and Restated 1996 Non-Employee Directors Stock Option Plan.

(12) Includes an aggregate of 494,416 shares which are subject to currently exercisable options granted under the Amended and Restated 1990 Stock Option Plan and 170,830 shares which are subject to currently exercisable options granted under the 1991 Directors Stock Option Plan and the Amended and Restated 1996 Non-Employee Directors Stock Option Plan.

     SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE. Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors, executive officers and persons who own more than 10% of the Company's Common Stock to file with the Securities and Exchange Commission ("SEC") initial reports of ownership and reports of changes of ownership of Common Stock and other equity securities of the Company. Such persons are required by SEC regulations to furnish the Company with copies of all Section 16(a) reports they file. Based solely upon its review of Forms 3, 4 and 5 and amendments thereto provided to the Company, during the fiscal year ended May 31, 1998, the Company's directors and executive officers and the persons who own more than 10% of the Company's Common Stock had complied with all Section 16(a) filing requirements, except that Shelby H. Carter, Jr., filed one day late a Form 4 showing a disposition of 45,000 shares of Common Stock in December 1997.

                     STOCKHOLDER PROPOSALS AT 1998 ANNUAL MEETING

     In order for stockholder proposals to receive consideration for inclusion in the Company's Proxy Statement for its 1998 Annual Meeting of Stockholders, such proposals must be received at the Company's offices at 11104 West Airport Blvd., Stafford, Texas 77477, Attention: Secretary, on or before May 3, 1999. All stockholder proposals must comply with Rule 14a-8 promulgated by the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended.

                                   OTHER MATTERS

     The Company will bear all costs of this proxy solicitation. In addition to soliciting proxies by mail, directors, executive officers and employees of the Company, without receiving additional compensation, may solicit proxies by telephone, by telegram or in person. Arrangements will also be made with brokerage firms and other custodians, nominees and fiduciaries to forward solicitation materials to the beneficial owners of shares of the Common Stock, and the Company will reimburse such brokerage firms and other custodians, nominees and fiduciaries for reasonable out-of-pocket expenses incurred by them in connection with forwarding such materials. In addition, the Company has retained Kissel-Blake, Inc., a proxy solicitation firm, for assistance in connection with the Annual Meeting at a cost of approximately $5,000 plus reimbursement of reasonable out-of-pocket expenses.

     The Board does not know of any business to be presented for consideration at the Annual Meeting other than that stated in the accompanying Notice. It is intended, however, that the persons authorized under the proxies may, in the absence of instructions to the contrary, vote or act in accordance with their judgment with respect to any other proposal properly presented for action at such meeting.

     The Annual Report of Stockholders for the fiscal year ended May 31, 1998, which includes financial statements, is enclosed herewith. The Annual Report does not form a part of this Proxy Statement or the materials for the solicitation of proxies to be voted at the Annual Meeting.

     Information contained in the Proxy Statement relating to the security holdings of and related information concerning directors and officers of the Company is based upon information received from the individual directors and officers.

     PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD AT YOUR EARLIEST CONVENIENCE IN THE ENCLOSED RETURN ENVELOPE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES. A PROMPT RETURN OF YOUR PROXY CARD WILL BE APPRECIATED AS IT WILL SAVE THE EXPENSE OF FURTHER MAILINGS.


                              By Order of the Board of Directors,



                              Chris E. Wolfe
                              Secretary


Stafford, Texas
August 27, 1998

                                      APPENDIX I

                                  INPUT/OUTPUT, INC.
                              1998 RESTRICTED STOCK PLAN

     The Input/Output, Inc. 1998 Restricted Stock Plan (hereinafter called the "Plan") was adopted by the Board of Directors of Input/Output, Inc., a Delaware corporation (hereinafter called the "Sponsoring Company"), effective as of June 1, 1998.

                                      ARTICLE 1
                                       PURPOSE

     The purpose of the Plan is to attract and retain the services of key management employees of the Company and its Subsidiaries and to provide such persons with a proprietary interest in the Company through the granting of restricted stock that will

          (a)  increase the interest of such persons in the Company's welfare;

          (b) furnish an incentive to such persons to continue their services for the Company;

          (c) provide a means through which the Company may attract able persons as employees; and

          (d) in instances where authorized by the Committee, provide certain key employees additional incentives to make substantial contributions to the Company's growth measured by the attainment of performance goals.


                                      ARTICLE 2
                                     DEFINITIONS

     For the purpose of the Plan, unless the context requires otherwise, the following terms shall have the meanings indicated:

     2.1  "Award" means a grant of Restricted Stock.

     2.2 "Award Agreement" means a written agreement between a Participant and the Company which sets out the terms of the grant of an Award.

     2.3  "Board" means the board of directors of the Company.

     2.4 "Change of Control" means the occurrence of any of the following events: (i) there shall be consummated any merger or consolidation pursuant to which shares of the Company's Common Stock would be converted into cash, securities or other property, or any sale, lease, exchange or other disposition (excluding disposition by way of mortgage, pledge or hypothecation), in one transaction or a series of related transactions, of all or substantially all the assets of the Company (a "Business Combination"), in each case unless, following such Business Combination, the holders of the outstanding Common Stock of the Company immediately prior to such Business Combination beneficially own, directly or indirectly, more than 51% of the outstanding common stock or equivalent equity interests of the corporation or entity resulting from such Business Combination (including, without limitation, a corporation which as a result of such transaction owns the Company or all or substantially all of the Company's assets either directly or through one or more subsidiaries) in substantially the same proportions as their ownership, immediately prior to such Business Combination, of the outstanding common stock, (ii) the stockholders of the Company approve any plan or proposal for the complete liquidation or dissolution of the Company, (iii) any "person"

(as such term is defined in Section 3(a)(9) or Section 13(d)(3) under the Securities Exchange Act of 1934 (the "1934 Act") or any "group" (as such term is used in Rule 13d-5 promulgated under the 1934 Act) other than an Employer or a successor of an Employer, or any employee benefit plan of an Employer (including such plan's trustee), becomes a beneficial owner for purposes of Rule 13d-3 promulgated under the 1934 Act, directly or indirectly, of securities of the Company representing 40% or more of the Company's then outstanding common securities having the right to vote in the election of directors, or (iv) during any period of two consecutive years, individuals who, at the beginning of such period constituted the entire Board, cease for any reason (other than death) to constitute a majority of the directors, unless the elections, or the nomination for election by the Company's stockholders, of each new director was approved by a vote of at least a majority of the directors then still in office who were directors at the beginning of the period. For purposes of this definition, the term "Company" shall include any successor or assignee of such corporation, which successor or assignee assumes such status other than pursuant to an event or occurrence constituting a "Change of Control."

     2.5  "Code" means the Internal Revenue Code of 1986, as amended.

     2.6 "Committee" means the committee appointed or designated by the Board to administer the Plan in accordance with ARTICLE 3 of this Plan.

     2.7 "Common Stock" means the common stock, par value $0.01 per share, which the Company is currently authorized to issue or may in the future be authorized to issue.

     2.8 "Date of Grant" means the effective date on which an Award is made to a Participant as set forth in the applicable Award Agreement; provided, however, that solely for purposes of Section 16 of the 1934 Act and the rules and regulations promulgated thereunder, the Date of Grant of an Award shall be the date of stockholder approval of the Plan if such date is later than the effective date of such Award as set forth in the Award Agreement.

     2.9 "Employee" means common law employee (as defined in accordance with the Regulations and Revenue Rulings then applicable under Section 3401(c) of the
Code) of the Company or any Subsidiary of the Company.

     2.10 "Employer" shall mean the Company or any affiliated company or Subsidiary of the Company that adopts the Plan.

     2.11 "Fair Market Value" of a share of Common Stock is the closing sales price per share on the New York Stock Exchange Consolidated Tape, or such reporting service as the Committee may select, on the appropriate date, or in the absence of reported sales on such day, the most recent previous day for which sales were reported.

     2.12 "Participant" shall mean an Employee of the Company or a Subsidiary to whom an Award is granted under this Plan.

     2.13 "Plan" means this Input/Output, Inc. 1998 Restricted Stock Plan, as amended from time to time.

     2.14 "Reporting Participant" means a Participant who is subject to the reporting requirements of Section 16 of the 1934 Act.

     2.15 "Restricted Stock" means shares of Common Stock issued or transferred to a Participant pursuant to this Plan which are subject to restrictions or limitations set forth in this Plan and in a related Award Agreement.

     2.16 "Restriction Period" shall have the meaning set forth in SECTION 6.5(a) hereof.

     2.17 "Retirement" means any Termination of Service solely due to retirement after attaining age 65, or permitted early retirement as determined by the Committee.

     2.18 "Subsidiary" means (i) any corporation in an unbroken chain of corporations beginning with the Company, if each of the corporations other than the last corporation in the unbroken chain owns stock possessing a majority of the total combined voting power of all classes of stock in one of the other corporations in the chain, (ii) any limited partnership, if the Company or any corporation described in item (i) above owns a majority of the general partner interests and a majority of the limited partners' interests entitled to vote on the removal and replacement of the general partner, and (iii) any general partnership or limited liability company, if the partners or members thereof are composed only of the Company, any corporation listed in item (i) above or any limited partnership listed in item (ii) above. "Subsidiaries" means more than one of any such corporations, limited partnerships, general partnerships or limited liability companies.

     2.19 "Termination of Service" occurs when a Participant who is an Employee of the Company or any Subsidiary shall cease to serve as an Employee of the Company and its Subsidiaries, for any reason.

     2.20 "Total and Permanent Disability" means the Participant's total and permanent disability, as that term is described in Section 22(e) of the Code.

                                      ARTICLE 3
                                    ADMINISTRATION

     The Plan shall be administered by the Compensation Committee of the Board or another committee appointed by the Board (the "Committee"). The Committee shall consist of not fewer than two persons. Any member of the Committee may be removed at any time, with or without cause, by resolution of the Board. Any vacancy occurring in the membership of the Committee may be filled by appointment by the Board.

     The Committee shall select one of its members to act as its Chairman. A majority of the Committee shall constitute a quorum, and the act of a majority of the members of the Committee present at a meeting at which a quorum is present shall be the act of the Committee.

     The Committee shall determine and designate from time to time the eligible persons to whom Awards will be granted and shall set forth in each related Award Agreement, the Date of Grant and such other terms, provisions, limitations, and performance requirements, as are approved by the Committee, but not inconsistent with the Plan.

     The Committee, in its discretion, shall (i) interpret the Plan, (ii) prescribe, amend, and rescind any rules and regulations necessary or appropriate for the administration of the Plan, and (iii) make such other determinations and take such other action as it deems necessary or advisable in the administration of the Plan. Any interpretation, determination, or other action made or taken by the Committee shall be final, binding, and conclusive on all interested parties.

     With respect to restrictions in the Plan that are based on the requirements of Rule 16b-3 promulgated under the 1934 Act, Section 162(m) of the Code, the rules of any securities exchange or inter-dealer quotation system upon which the Company's securities are listed or quoted, or any other applicable law, rule or restriction (collectively, "applicable law"), to the extent that any such restrictions are no longer required by applicable law, the Committee shall have the sole discretion and authority to grant Awards that are not subject to such mandated restrictions and/or to waive any such mandated restrictions with respect to outstanding Awards.

                                      ARTICLE 4
                                     ELIGIBILITY

     Employees who are eligible to participate in the Plan (including an Employee who is also a director or an officer) are those Employees whom the Committee determines are key Employees. The Committee, upon its own action, may grant, but shall not be required to grant, an Award to any Employee or potential Employee of the Company or any Subsidiary. Awards may be granted by the Committee at any time and from time to time to new Participants, or to existing Participants, or to a greater or lesser number of Participants, and may include or exclude previous Participants, as the Committee shall determine. Except as required by this Plan, all Awards shall not be required to contain the same or similar provisions. The Committee's determinations under the Plan (including without limitation determinations of which Employees or potential Employees, if any, are to receive Awards, the form, amount and timing of such Awards, the terms and provisions of such Awards and the agreements evidencing same) need not be uniform and may be made by it selectively among Employees who receive, or are eligible to receive, Awards under the Plan.

                                      ARTICLE 5
                                SHARES SUBJECT TO PLAN

     Subject to adjustment as provided in ARTICLES 9 AND 10, the maximum number of shares of Common Stock that may be delivered pursuant to Awards granted under the Plan is (a) One Hundred Thousand (100,000) shares; plus (b) shares of Common Stock previously subject to Awards which are forfeited, terminated, settled in cash in lieu of Common Stock, or exchanged for Awards that do not involve Common Stock. Shares to be issued may be made available from authorized but unissued Common Stock, Common Stock held by the Company in its treasury, or Common Stock purchased by the Company on the open market or otherwise. During the term of this Plan, the Company will at all times reserve and keep available the number of shares of Common Stock that shall be sufficient to satisfy the requirements of this Plan.

                                      ARTICLE 6
                                   GRANT OF AWARDS

     6.1 IN GENERAL. The grant of an Award shall be authorized by the Committee and shall be evidenced by an Award Agreement setting forth the Award being granted, the total number of shares of Common Stock subject to the Award, the Date of Grant, and such other terms, provisions, limitations, and performance objectives, as are approved by the Committee, but not inconsistent with the Plan. The Company shall execute an Award Agreement with a Participant after the Committee approves the issuance of an Award. Any Award granted pursuant to this Plan must be granted within ten (10) years of the date of adoption of this Plan. The Plan shall be submitted to the Company's stockholders for approval; however, the Committee may grant Awards under the Plan prior to the time of stockholder approval. Any such Award granted prior to such stockholder approval shall be made subject to such stockholder approval. The grant of an Award to a Participant shall not be deemed either to entitle the Participant to, or to disqualify the Participant from, receipt of any other Award under the Plan.

     If the Committee establishes a purchase price for an Award, the Participant must accept such Award within a period of 30 days (or such shorter period as the Committee may specify) after the Date of Grant by executing the applicable Award Agreement and paying such purchase price.

     6.2 MAXIMUM INDIVIDUAL GRANTS. No Participant may receive, during any fiscal year of the Company, Awards covering an aggregate of more than Fifty Thousand (50,000) shares of Common Stock.

     6.3  AWARD AGREEMENT.  The Committee shall set forth in the related Award
Agreement: (i) the number of shares of Common Stock awarded, (ii) the price, if any, to be paid by the Participant for such Restricted Stock, (iii) the time or times within which such Award may be subject to forfeiture, (iv) specified performance goals (if applicable) of the Company, a Subsidiary, any division thereof or any group of Employees of the Company, or any other criteria, which the Committee determines must be met in order to remove any restrictions (including vesting) on such Award, and (v) all other terms, limitations, restrictions, and conditions of the Restricted Stock, which shall be consistent with this Plan. The provisions of Restricted Stock need not be the same with respect to each Participant.

     6.4 CUSTODY OF SHARES; LEGEND ON SHARES. Each Participant who is awarded Restricted Stock shall be issued a stock certificate or certificates in respect of such shares of Common Stock. Such certificate(s) shall be registered in the name of the Participant, and shall bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such Restricted Stock, substantially as provided in SECTION 13.8 of the Plan. The Committee may require that the stock certificates evidencing shares of Restricted Stock be held in custody by the Company until the restrictions thereon shall have lapsed, and that the Participant deliver to the Committee a stock power or stock powers, endorsed in blank, relating to the shares of Restricted Stock.

     6.5 RESTRICTIONS AND CONDITIONS. Shares of Restricted Stock shall be subject to the following restrictions and conditions:

          (a) NO DISPOSITION DURING RESTRICTION PERIOD. Subject to the other provisions of this Plan and the terms of the particular Award Agreements, during such period as may be determined by the Committee commencing on the Date of Grant (the "Restriction Period"), the Participant shall not be permitted to sell, transfer, pledge, assign, or otherwise dispose of shares of Restricted Stock. The Restriction Period for shares of Restricted Stock shall commence on the Date of Grant of such shares and, subject to ARTICLE 10 of the Plan, shall expire upon satisfaction of the conditions set forth in the Award Agreement; such conditions may provide for vesting based on
     (i) length of continuous service, (ii) achievement of specific business objectives, (iii) increases in specified indices, (iv) attainment of specified growth rates, or (v) other comparable measurements of Company performance (or that of any Subsidiary or division thereof), as may be determined by the Committee in its sole discretion. If the Committee imposes conditions upon vesting, then subsequent to the Date of Grant, the Committee may, in its sole discretion, accelerate the date on which all or any portion of the Award may be vested.

          (b) RIGHTS DURING RESTRICTION PERIOD. Except as provided in paragraph (a) above, the Participant shall have, with respect to his or her Restricted Stock, all of the rights of a stockholder of the Company, including the right to vote the shares, and the right to receive any dividends thereon.

          (c) LAPSE OF RESTRICTIONS. Certificates for shares of Common Stock free of restriction under this Plan shall be delivered to the Participant promptly after, and only after, the Restriction Period shall expire as a result of satisfaction of the conditions set forth in the Award Agreement.

          (d) FORFEITURE. Subject to the provisions of the particular Award Agreement, upon Termination of Service for any reason other than the Participant's death, Total and Permanent Disability, or Retirement during the Restriction Period, the nonvested shares of Restricted Stock shall be forfeited by the Participant. In addition, an Award Agreement may provide for forfeiture of shares of Restricted Stock upon the occurrence of other events, including failure to achieve certain goals or objectives during a specified period of time. In the event a Participant has paid any consideration to the Company for such forfeited Restricted Stock, the Company shall, as soon as practicable after the event causing forfeiture (but in any event within five (5) business days), pay to the Participant, in cash, an amount equal to the total consideration paid by the Participant for such forfeited shares. Upon any forfeiture, all rights of a Participant with respect to the forfeited shares of the Restricted Stock shall cease and terminate, without any further obligation on the part of the Company. Certificates for the shares of Common Stock forfeited under the provisions of the Plan and the applicable Award Agreement shall be promptly returned to the Company by the forfeiting Participant. Each Award Agreement shall require that (i) each Participant, by his or her acceptance of Restricted Stock, irrevocably grants to the Company a power of attorney to transfer to the Company any shares so forfeited, and agrees to execute any documents requested by the Company in connection with such forfeiture and transfer, and (ii) such provisions regarding returns and transfers of stock certificates with respect to forfeited shares of Common Stock shall be specifically performable by the Company in a court of equity or law.

                                      ARTICLE 7
                             AMENDMENT OR DISCONTINUANCE

     Subject to the limitations set forth in this ARTICLE 7, the Board may at any time and from time to time, without the consent of the Participants, alter, amend, revise, suspend, or discontinue the Plan in whole or in part. Any such amendment shall, to the extent deemed necessary or advisable by the Committee, be applicable to any outstanding Awards theretofore granted under the Plan, notwithstanding any contrary provisions contained in any Award Agreement. In the event of any such amendment to the Plan, the holder of any Award outstanding under the Plan shall, upon request of the Committee and as a condition to the vesting thereof, execute a conforming amendment to his applicable Award Agreement in the form prescribed by the Committee. Notwithstanding anything contained in this Plan to the contrary, unless required by law, no action contemplated or permitted by this ARTICLE 7 shall adversely affect any rights of Participants or obligations of the Company to Participants with respect to any Award theretofore granted under the Plan without the consent of the affected Participant.

                                      ARTICLE 8
                                         TERM

     The Plan shall be effective from the date that this Plan is approved by the Board. Unless sooner terminated by action of the Board, the Plan will terminate on June 1, 2008, but Awards granted before that date will continue to be effective in accordance with their terms and conditions.

                                      ARTICLE 9
                                 CAPITAL ADJUSTMENTS

     If at any time while the Plan is in effect, or Awards are outstanding, there shall be any increase or decrease in the number of issued and outstanding shares of Common Stock resulting from (a) the declaration or payment of a stock dividend, (b) any recapitalization resulting in a stock split-up, combination, or exchange of shares of Common Stock, or (c) other increase or decrease in such shares of Common Stock effected without receipt of any consideration by the Company, then and in such event:

          (i) An appropriate adjustment shall be made in the maximum number of shares of Common Stock then subject to being awarded under the Plan and in the maximum number of shares of Common Stock that may be awarded to a Participant to the end that the same proportion of the Company's issued and outstanding shares of Common Stock shall continue to be subject to being so awarded; and

          (ii) Appropriate adjustments shall be made in the number of outstanding shares of Restricted Stock with respect to which the applicable Restriction Period has not expired prior to any such change.

     Except as otherwise expressly provided herein, the issuance by the Company of shares of its capital stock of any class, or securities convertible into shares of capital stock of any class, either in connection with direct sale or upon the exercise of rights, options, or warrants to subscribe therefor, or upon conversion of shares or obligations of the Company convertible into such shares or other securities, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number of outstanding shares of Restricted Stock.

     Upon the occurrence of each event requiring an adjustment with respect to any Award, the Company shall mail to each affected Participant its computation of such adjustment which shall be conclusive and shall be binding upon each such Participant.

                                      ARTICLE 10
                             RECAPITALIZATION, MERGER AND
                           CONSOLIDATION; CHANGE IN CONTROL

     The existence of this Plan and Awards granted hereunder shall not affect in any way the right or power of the Company or its stockholders to make or authorize any or all adjustments, recapitalizations, reorganizations, or other changes in the Company's capital structure and its business, or any merger or consolidation of the Company, or any issue of bonds, debentures, preferred or preference stocks ranking prior to or otherwise affecting the Common Stock or the rights thereof (or any rights, options, or warrants to purchase same), or the dissolution or liquidation of the

Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.

     Subject to any required action by the stockholders, if the Company shall be the surviving or resulting corporation in any merger, consolidation or share exchange, any Award granted hereunder shall pertain to and apply to the securities or rights (including cash, property, or assets) to which a holder of the number of shares of Common Stock subject to the Award would have been entitled.

     In the event of any merger, consolidation or share exchange pursuant to which the Company is not the surviving or resulting corporation, there shall be substituted for each share of Common Stock subject to the unexercised portions of such outstanding Awards, that number of shares of each class of stock or other securities or that amount of cash, property, or assets of the surviving, resulting or consolidated company which were distributed or distributable to the stockholders of the Company in respect to each share of Common Stock held by them.

     In the event of a Change of Control, then, notwithstanding any other provision in this Plan to the contrary, all Restriction Periods applicable to all outstanding Awards of Restricted Stock shall automatically expire.

     The determination of the Committee that any of the foregoing conditions has been met shall be binding and conclusive on all parties.

                                      ARTICLE 11
                              LIQUIDATION OR DISSOLUTION

     In case the Company shall, at any time while any Award under this Plan shall be in force and its Restriction Period remains unexpired, (i) sell all or substantially all of its property, or (ii) dissolve, liquidate, or wind up its affairs, then each Participant shall be thereafter entitled to receive, in lieu of each share of Common Stock of the Company which such Participant would have been entitled to receive under the Award, the same kind and amount of any securities or assets as may be issuable, distributable, or payable upon any such sale, dissolution, liquidation, or winding up with respect to each share of Common Stock of the Company.

                                      ARTICLE 12
                              AWARDS IN SUBSTITUTION FOR
                         AWARDS GRANTED BY OTHER CORPORATIONS

     Awards may be granted under the Plan from time to time in substitution for similar instruments held by employees of a corporation who become or are about to become key Employees of the Company or any Subsidiary as a result of a merger or consolidation of the employing corporation with the Company or the acquisition by the Company of stock of the employing corporation. The terms and conditions of the substitute Awards so granted may vary from the terms and conditions set forth in this Plan to such extent as the Committee at the time of grant may deem appropriate to conform, in whole or in part, to the provisions of the Awards in substitution for which they are granted.

                                      ARTICLE 13
                               MISCELLANEOUS PROVISIONS

     13.1 INVESTMENT INTENT. The Company may require that there be presented to and filed with it by any Participant under the Plan, such evidence as it may deem necessary to establish that the Award granted or the shares of Common Stock to be transferred to the Participants are being acquired for investment and not with a view to their distribution.

     13.2 NO RIGHT TO CONTINUED EMPLOYMENT. Neither the Plan nor any Award granted under the Plan shall confer upon any Participant any right with respect to continuance of employment by the Company or any Subsidiary.

     13.3 INDEMNIFICATION OF BOARD AND COMMITTEE. No member of the Board or the Committee, nor any officer or Employee of the Company acting on behalf of the Board or the Committee, shall be personally liable for any action, determination, or interpretation taken or made in good faith with respect to the Plan, and all members of the Board or the Committee, and each officer or employee of the Company acting on their behalf shall, to the extent permitted by law, be fully indemnified and protected by the Company in respect of any such action, determination, or interpretation.

     13.4 EFFECT OF THE PLAN. Neither the adoption of this Plan nor any action of the Board or the Committee shall be deemed to give any person any right to be granted an Award or any other rights except as may be evidenced by an Award Agreement, or any amendment thereto, duly authorized by the Committee and executed on behalf of the Company, and then only to the extent and upon the terms and conditions expressly set forth therein.

     13.5 COMPLIANCE WITH OTHER LAWS AND REGULATIONS.   Notwithstanding anything
contained herein to the contrary, the Company shall not be required to issue shares of Common Stock under any Award if the issuance thereof would constitute a violation by the Participant or the Company of any provisions of any law or regulation of any governmental authority or any national securities exchange or inter-dealer quotation system or other forum in which shares of Common Stock are quoted or traded (including without limitation Section 16 of the 1934 Act and Section 162(m) of the Code); and, as a condition of any sale or issuance of shares of Common Stock under an Award, the Committee may require such agreements or undertakings, if any, as the Committee may deem necessary or advisable to assure compliance with any such law or regulation. The Plan, the grant of Awards hereunder, and the obligation of the Company to deliver shares of Common Stock, shall be subject to all applicable federal and state laws, rules and regulations and to such approvals by any government or regulatory agency as may be required.

     13.6 TAX REQUIREMENTS. The Company shall have the right to deduct from all amounts hereunder paid in cash or other form, any Federal, state, or local taxes required by law to be withheld with respect to such payments. The Participant receiving shares of Common Stock issued under the Plan shall be required to pay the Company the amount of any taxes which the Company is required to withhold with respect to such shares of Common Stock.

     13.7 USE OF PROCEEDS. Proceeds from any sale of shares of Common Stock pursuant to Awards granted under this Plan shall constitute general funds of the Company.

     13.8 LEGEND. Each certificate representing shares of Restricted Stock issued to a Participant shall bear the following legend, or a similar legend deemed by the Company to constitute an appropriate notice of the provisions hereof (any such certificate not having such legend shall be surrendered upon demand by the Company and so endorsed):

          On the face of the certificate:

          "Transfer of this stock is restricted in accordance with conditions printed on the reverse of this certificate."

          On the reverse:

          "The shares of stock evidenced by this certificate are subject to and transferrable only in accordance with that certain Input/Output, Inc. 1998 Restricted Stock Plan, a copy of which is on file at the principal executive offices of the Company in Stafford, Texas. No transfer or pledge of the shares evidenced hereby may be made except in accordance with and subject to the provisions of said Plan. By acceptance of this certificate, any holder, transferee or pledgee hereof agrees to be bound by all of the provisions of said Plan."

     The following legend shall be inserted on each certificate evidencing Common Stock issued under the Plan if the shares were not issued in a transaction registered under the applicable federal and state securities laws:

          "Shares of stock represented by this certificate have been acquired by the holder for investment and not for resale, transfer or distribution, have been issued pursuant to exemptions from the registration requirements of applicable state and federal securities laws, and may not be offered for sale, sold or transferred other than pursuant to effective registration under such laws, or in transactions otherwise in compliance with such laws, and upon evidence satisfactory to the Company of compliance with such laws, as to which the Company may rely upon an opinion of counsel satisfactory to the Company."

     A copy of this Plan shall be kept on file in the principal executive offices of the Company in Stafford, Texas.

                                     APPENDIX II

                                  INPUT/OUTPUT, INC.
                     AMENDED AND RESTATED 1990 STOCK OPTION PLAN
                            (Effective as of June 1, 1998)

1.   PURPOSE.

     The Amended and Restated 1990 Stock Option Plan (the "Plan") is intended to provide a means of attracting and retaining, in the service of Input/Output, Inc. (the "Company") and its Subsidiaries, certain key employees of ability and potential, and to provide consideration for services rendered by consultants and independent contractors for the Company and its Subsidiaries, to encourage such persons to exert their best efforts on behalf of the Company and to align their interests more closely with those of the stockholders. It is intended that these purposes will be effected through the granting of options, which may be in the form of stock options intended to qualify ("Incentive Stock Options") under
Section 422 of the Internal Revenue Code of 1986, as amended (the "Code") or stock options which are not intended to so qualify ("Non-Qualified Stock Options").

2.   ADMINISTRATION.

     The Plan shall be administered by the Compensation Committee (the "Committee") of the Board of Directors of the Company (the "Board"), which Committee shall consist of at least two members.

     The Committee shall have full power and authority to select the key employees, consultants and independent contractors to be granted options hereunder at such time or times, in such amounts, and upon such terms and conditions as the Committee may prescribe. The Committee shall have full power and authority to interpret and construe the Plan and to establish and amend general rules and regulations for the administration of the Plan. The Committee's interpretation and construction of the Plan shall be conclusive and binding upon all persons. Administrative costs in connection with the Plan shall be paid by the Company. The Committee may delegate to officers of the Company or any affiliate of the Company the authority, subject to such terms as the Committee shall determine, to perform specified functions under the Plan; provided however, that any function relating to an optionee then subject to
Section 16 of the Securities Exchange Act of 1934, as amended (the "1934 Act"), or relating to a "covered employee" as that term is defined under Section 162(m) of the Code, shall be performed solely by the Committee in order to ensure compliance with applicable requirements of Rule 16b-3 promulgated under the 1934 Act and Section 162(m) of the Code.

     No current or previous member of the Board or the Committee, nor any officer or employee of the Company acting on behalf of the Board or the Committee, shall be personally liable for any action, determination, or interpretation taken or made in good faith with respect to the Plan, and all such members of the Board or the Committee and each and any officer or employee of the Company acting on their behalf shall, to the extent permitted by law, be fully indemnified and protected by the Company in respect of any such action, determination or interpretation. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such individuals may be entitled under the Company's Certificate of Incorporation or Bylaws, as a matter of law, or otherwise.

     Each option shall be evidenced by a written stock option agreement. Unless otherwise provided in the resolution approving such grant, the date on which the Committee approves the granting of an option shall be considered the date on which such option is granted. The Committee shall prescribe the terms of each option agreement, which terms shall not be inconsistent with the terms of this Plan.

3.   ELIGIBILITY.

     The individuals who shall be eligible to participate in the Plan shall be such key employees (including officers and directors who are employees) of the Company or of any corporation or entity (hereinafter called a "Subsidiary") in which the Company has a proprietary interest by reason of stock ownership or otherwise (including any corporation or entity in which the Company acquires a proprietary interest after the adoption of this Plan), but only if the Company owns, directly or indirectly, stock or equity interests possessing not less than 50% of the total combined voting power of all classes of stock or equity interests in such corporation. Such key employees shall be executive, administrative, professional or technical personnel of the Company or of any Subsidiary who have principal or shared responsibility for the management, direction and financial success of the Company. The Committee may select, by the grant of options under this Plan, certain consultants and independent contractors to be optionees. The granting of options under this Plan shall be entirely discretionary and nothing in this Plan shall be deemed to give any employee, consultant or independent contractor a right to participate in this Plan or to be granted an option.

     More than one (1) option may be granted from time to time to any employee, consultant, or independent contractor. The holders of options shall not be, or have any of the rights or privileges of, a stockholder of the Company in respect of any shares purchasable upon the exercise of any part of an option unless and until certificates representing such shares shall have been issued by the Company to such holders.

4.   STOCKHOLDER APPROVAL AND TERM.

     This Plan shall become effective as of the date approved by the stockholders of the Company. Subject to its termination pursuant to Section 12, the Plan shall remain in effect until all options granted hereunder shall have been exercised, earned, or distributed, or shall have expired or have been canceled; PROVIDED however, that no options hereunder shall be granted after September 1, 2000.

5.   SHARES SUBJECT TO THE PLAN.

     Subject to adjustment pursuant to Section 9, the total number of shares of common stock of the Company, $.01 par value ("Common Stock"), with respect to which stock options may be granted hereunder shall not exceed 8,500,000. In the event that shares of Common Stock are delivered to the Company in full or partial payment of the exercise price for the exercise of a stock option granted under the Plan in accordance with Section 6 of this Plan, the number of shares available for future grants of options under the Plan shall be reduced only by the net number of shares issued upon the exercise of the option.

     The aggregate number of shares of Common Stock that may be represented by grants of stock options made to any optionee during any consecutive four-year period may not exceed in any event 1,200,000 shares. Should any option granted under this Plan expire or terminate unexercised, in whole or in part, the shares of Common Stock formerly subject to such option shall again be available for grant under the Plan. Shares granted or issued hereunder may be authorized but unissued Common Stock or shares reacquired by the Company and held in its treasury, as may from time to time be determined by the Committee.

6.   STOCK OPTIONS.

     All stock options granted hereunder shall be evidenced by written stock option agreements setting forth the following terms and conditions:

          (a) NUMBER OF SHARES. The option agreement shall state the total number of shares to which it pertains.

          (b) EXERCISE PRICE. The exercise price shall be not less than the fair market value, as defined in Section 11(a) hereof, for each share of Common Stock on the date of grant of the option. If an Incentive Stock Option is granted to an employee and if the employee owns or is deemed to own (by reason of the attribution rules applicable under Section 424(d) of the Code) more than 10% of the combined voting power of all classes of stock of the Company (or of any parent corporation or Subsidiary of the Company), the exercise price for each share (to the extent required by the Code at the time of grant) shall not be less than 110% of the fair market value of a share of Common Stock on the date such Incentive Stock Option is granted.

               With respect to the 1,500,000 additional shares of Common Stock authorized for issuance by the amendment to this Plan effective as of June 1, 1998 ("Additional Shares") and notwithstanding any provision contained in this Plan to the contrary, neither the Board nor the Committee shall (i) cancel and regrant any stock options granted hereunder covering Additional Shares or (ii) lower the exercise price of stock options granted hereunder covering Additional Shares.

          (c) EXERCISE OF STOCK OPTION. The Committee, in its sole discretion, shall prescribe in each option agreement the time or times at which a stock option shall be exercisable, in full or in part; PROVIDED that the Committee, in its sole discretion, may accelerate the time or times at which stock options shall became exercisable. In no event may an option be exercised or shares be issued pursuant to an option if any necessary listing of the shares on a securities exchange or any registration or qualification required under applicable state or federal securities laws has not been accomplished. Unless the Committee directs otherwise, an option granted hereunder may be exercised no sooner than as follows:

          EXERCISE DATE                                NUMBER OF SHARES
----------------------------------------------------------------------------------------------------------
1.   One (1) year from the date of grant          Up to 25% of the total optioned shares under the option
2.   Two (2) years from the date of grant         Up to an additional 25% of the total optioned shares
3.   Three (3) years from the date of grant       Up to an additional 25% of the total optioned shares
4.   Four (4) years from the date of grant        Up to an additional 25% of the total optioned shares

          (d) EXERCISE PROCEDURES. A stock option shall be exercised by delivery of written notice of exercise to the Secretary of the Company and payment of the full exercise price of the shares for which the option is being exercised. The exercise price may be paid:

               (1)  in cash or by check payable to the order of the Company, or

               (2) through the delivery of Common Stock owned by the optionee, having an aggregate fair market value on the date of exercise equal to the exercise price, or

               (3)  by any combination of (1) and (2) above.

     The Committee may impose such limitations and prohibitions on the use of shares of Common Stock to exercise an option as it deems appropriate. Additionally, shares covered by a stock option may be purchased upon exercise, in whole or in part, in accordance with the applicable stock option agreement, by authorizing a third party to sell the shares (or a sufficient portion thereof) acquired upon exercise of a stock option, and assigning the delivery to the Company of a sufficient amount of the sale proceeds to pay for all the shares acquired through such exercise and any tax withholding obligations resulting from such exercise.

          (e) PERIOD OF OPTIONS. The Committee shall prescribe in each stock option agreement the period during which a stock option may be exercised; PROVIDED HOWEVER, that no stock option shall be granted for a period of longer than ten years. However, if an employee owns or is deemed to own (by reason of the attribution rules of Section 424(d) of the Code) more than 10% of the combined voting power of all classes of stock of the Company (or any parent corporation or Subsidiary of the Company) and an Incentive Stock Option is granted to such employee, the term of such Incentive Stock Option (to the extent required by the Code at the time of grant) shall be no more than five years from the date of grant.

          (f) INCENTIVE STOCK OPTIONS. To the extent required by the Code for incentive stock options, the exercise of Incentive Stock Options granted under the Plan shall be subject to the $100,000 calendar year limit as set forth in Section 422(d) of the Code; to the extent that any grant exceeds such $100,000 calendar year limit, the portion of such granted Stock Option shall be deemed a Non-Qualified Stock Option. Only employees of the Company and its subsidiaries may receive grants of Incentive Stock Options.

          If Common Stock acquired upon exercise of an Incentive Stock Option is disposed of by an optionee prior to the expiration of either two years from the date of grant of such option or one year from the transfer of shares to the optionee pursuant to the exercise of such option or in any other disqualifying disposition within the meaning of Section 422 of the Code, then such optionee shall promptly notify the Company in writing of the date and terms of such disposition. A disqualifying disposition by an optionee shall not affect the status of any other option granted under the Plan as an Incentive Stock Option within the meaning of Section 422 of the Code.

          Notwithstanding the provisions of Section 7, the option period of an optionee's Incentive Stock Options shall terminate no later than ninety
     (90) days after termination of such optionee's employment with the Company and its Subsidiaries; PROVIDED that if such employment terminates by reason of the death or total and permanent disability (as defined in Section 22(e) of the Code) of the optionee, then the option period of such optionee's Incentive Stock Options shall terminate no later than one hundred eighty
     (180) days after such termination by reason of death or disability.

          (g) GRANTS OF NON-QUALIFIED OPTIONS TO NEW FULL-TIME EMPLOYEES. Effective December 19, 1996 and thereafter, the Committee shall be authorized, at any time and from time, to adopt a policy or policies to grant non-qualified stock options under the Plan to individuals on and effective as of the date any such individual becomes a full-time employee of the Company or a Subsidiary, to purchase a number of shares to be from time to time designated by the Committee, each such stock option to have an exercise price equal to the fair market value for each share of Common Stock as of the date of grant in accordance with sub-Section (b) of this
     Section 6, to have a term of ten years from the date of grant and to vest and become exercisable in accordance with the terms of sub-Section (c) of
     Section 6. Notwithstanding the foregoing, nothing contained in this sub-Section (g) shall confer on any person any contractual or similar rights to any such grant, or be evidence of any agreement, contract or understanding, express or implied, that any particular person will be employed by the Company or any Subsidiary or have rights to any non-qualified stock option.

7.   TERM OF EMPLOYMENT OR SERVICE.

     In the event an employee shall cease to be employed by the Company, the unexercised portions of such optionee's options which are eligible to be exercised in accordance with this Plan as of the date of such termination of employment may be exercised within one hundred eighty (180) days after such date of termination; PROVIDED HOWEVER, that an option exercisable by an employee, consultant, or independent contractor shall be exercisable as follows in the event of death, disability or retirement:

          (a) DEATH. In the event of death, all unmatured installments of the stock option outstanding shall thereupon automatically be accelerated and become fully vested and exercisable in full, and the stock option may be exercised, for a period of twelve (12) months after the optionee's death or until expiration of the option term (if sooner), by the optionee's estate or personal representative, or by the person who acquired the right to exercise the option by bequest or inheritance or by reason of the optionee's death; and

          (b) RETIREMENT OR DISABILITY. In the event of the termination of employment of an employee as the result of retirement or disability, or the termination of service as a consultant as the result of disability, all unmatured installments of the stock option outstanding shall thereupon automatically be accelerated and become fully vested and exercisable in full, and the stock option may be exercised in full for a period of twelve
     (12) months after such termination or until expiration of the option term (if sooner). For the purposes of this Plan, the "retirement" of an employee shall be deemed to be retirement after qualification therefor pursuant to a retirement plan or a retirement policy of the Company. Also, for the purposes of this Plan, the "disability" of an employee or a consultant shall mean the total and permanent disability (as that term is described in Section 22(e) of the Code) of such optionee.

Notwithstanding the foregoing provisions of this Section 7, the Committee, in its sole discretion, may extend the option exercise period for a period beyond that otherwise provided in this Section, but in no event past the expiration of the option term.

8.   CHANGE OF CONTROL.

     In the event of a Change of Control (as defined below) affecting the Company in which the outstanding stock options granted by the Company prior to such Change of Control (and the Company's obligations in connection therewith) are not fully assumed by the Successor (as defined below) or replaced by fully equivalent substitute options, then (1) all such unmatured installments of outstanding options shall automatically be accelerated and become fully vested and exercisable in full, without regard to the provisions of subsection 6(c) hereof, as of the effective date of the Change of Control and (2) the Company shall provide reasonable prior written notice to each applicable optionee of (a) the date such unexercised options will terminate and (b) the period during which such optionee may exercise the fully vested options.

     If there is a Change of Control of the Company in which the outstanding stock options (including the unmatured installments thereof) granted by the Company prior to such Change of Control (and the Company's obligations in connection therewith) are fully assumed by the Successor pursuant to Section 9(d) of this Plan, or replaced by fully equivalent substitute options, then, except as otherwise provided in this Section 8, no acceleration of vesting of any unmatured installments of outstanding stock options granted by the Company shall occur.

     In addition, in the event that an optionee's employment is terminated by the Company within the 18-month period following the effective date of a Change of Control (i.e., with such period ending on the same day of the eighteenth month following the effective date of the Change of Control) for any reason (other than such optionee's (i) voluntary resignation or retirement, (ii) termination as a result of death or disability, or (iii) termination by the Company For Cause (as defined below)) or such optionee is subject to a Change in Duties (as defined below) after the effective date of the Change of Control and such optionee then resigns from his or her employment with the Company within such 18-month period, then to the extent the stock options granted to such optionee have not already become fully vested pursuant to this Section 8, all unmatured installments of any outstanding stock options granted by the Company to such optionee shall, without further action by any person, immediately become fully vested and exercisable in full effective as of the date of such termination of employment.

     For the purposes of this Plan, a "Change of Control" shall mean the occurrence of any of the following events: (i) there shall be consummated any merger or consolidation pursuant to which shares of the Company's Common Stock would be converted into cash, securities or other property, or any sale, lease, exchange or other disposition (excluding disposition by way of mortgage, pledge or hypothecation), in one transaction or a series of related transactions, of all or substantially all of the assets of the Company (a "Business Combination"), in each case unless, following such Business Combination, the holders of the outstanding Common Stock immediately prior to such Business Combination beneficially own, directly or indirectly, more than 51% of the outstanding common stock or equivalent equity interests of the corporation or entity resulting from such Business Combination (including, without limitation, a corporation which as a result of such transaction owns the Company or all or substantially all of the Company's assets either directly or through one or more subsidiaries) in substantially the same proportions as their ownership, immediately prior to such Business Combination, of the outstanding Common Stock,
(ii) the stockholders of the Company approve any plan or proposal for the complete liquidation or dissolution of the Company, (iii) any "person" (as such term is defined in Section 3(a)(9) or Section 13(d)(3) under the Securities Exchange Act of 1934 (the "1934 Act") or any "group" (as such term is used in Rule 13d-5 promulgated under the 1934 Act), other than the Company, any successor of the Company or any Subsidiary or any employee benefit plan of the Company or any Subsidiary (including such plan's trustee), becomes a beneficial owner for purposes of Rule 13d-3 promulgated under the 1934 Act, directly or indirectly, of securities of the Company representing 40% or more of the Company's then outstanding securities having the right to vote in the election of directors, or (iv) during any period of two consecutive years, individuals who, at the beginning of such period constituted the entire Board, cease for any reason (other than death) to constitute a majority of the directors, unless the election, or the nomination for election by the Company's stockholders, of each new director was approved by a vote of at least a majority of the directors then still in office who were directors at the beginning of the period.

     For the purposes of this Section 8, a "Successor" shall mean the Company or any successor or assign (whether directly or indirectly, as a result of a Change of Control or otherwise) to all or substantially all of the business and/or assets of the Company.

     For the purposes of this Section 8, "Change in Duties" means, (i) a significant reduction in the nature or scope of an optionee's authority or the duties that an optionee performs; (ii) a reduction in an optionee's annual base salary; (iii) a significant diminution in an optionee's employee benefits, perquisites or incentive bonus opportunity (other than changes made as part of a program or plan modification that applies to such optionee and his or her peers); (iv) a change of more than ___ miles in the location of such optionee's principal place of employment (not including business travel or temporary assignments); or (v) a determination by the Board that such optionee is unable to exercise his or her authority or perform his or her duties as a result of a Change of Control.

     For the purposes of this Section 8, an optionee shall be deemed terminated "For Cause" if he or she is terminated for (i) theft, dishonesty or falsification of any employment or Company records; (ii) improper disclosure of the Company's confidential or proprietary information; (iii) any action by such optionee which has a material detrimental effect on the Company's reputation or business; (iv) such optionee's failure or inability to perform any reasonable assigned duties after written notice of, and a reasonable opportunity to cure, such failure or inability; or (v) such optionee's conviction of any criminal act which impairs his or her ability to perform his or her duties for the Company.

9.   ADJUSTMENTS.

          (a) If at any time while the Plan is in effect or unexercised options are outstanding, there shall be any increase or decrease in the number of issued and outstanding shares of Common Stock through the declaration of a stock dividend or through any recapitalization resulting in a stock split-up, combination, or exchange of shares of Common Stock, then and in such event:

               (1) An appropriate adjustment shall be made in the maximum number of shares of Common Stock then subject to being awarded under the Plan to the end that the same proportion of the Company's issued and outstanding shares of Common Stock shall continue to be subject to being so awarded; and

               (2) Appropriate adjustments shall be made in the number of shares of Common Stock and the exercise price per share thereof then subject to purchase pursuant to each option previously granted, to the end that the same proportion of the Company's issued and outstanding shares of Common Stock in each such instance shall remain subject to purchase at the same aggregate exercise price.

          (b) Except as otherwise expressly provided herein, the issuance by the Company of shares of its capital stock of any class, or securities convertible into shares of capital stock of any class, either in connection with direct sale or upon the exercise of rights or warrants to subscribe therefor, or upon conversion of obligations of the Company convertible into such shares or other securities, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number of or exercise price of shares of Common Stock then subject to outstanding options granted under the Plan.

          Without limiting the generality of the foregoing, the presence of outstanding options granted under the Plan shall not affect in any manner the right or power of the Company to make, authorize or consummate (1) any or all adjustments, recapitalizations, reorganizations or other changes in the Company's capital structure or its business; (2) any merger or consolidation of the Company; (3) any issuance by the Company of debt securities or preferred or preference stock which would rank senior to the shares of Common Stock subject to outstanding options; (4) the dissolution or liquidation of the Company; (5) any sale, transfer or assignment of all or any part of the assets or business of the Company; or
     (6) any other corporate act or proceeding, whether of a similar character or otherwise.

          (c) Subject to any required action by the stockholders, if the Company shall be the surviving or resulting corporation in any reorganization, merger or consolidation, any outstanding stock option granted hereunder shall pertain to and apply to the securities or rights (including cash, property or assets) to which a holder of the number of shares of Common Stock subject to the stock option would have been entitled. Notwithstanding any other provision of the Plan, and without affecting the number of shares reserved or available hereunder, the Committee shall authorize the issuance, continuation or assumption of outstanding stock options or provide for other equitable adjustments after changes in the shares of Common Stock resulting from any merger, consolidation, sale of assets, acquisition of property or stock, recapitalization, reorganization, or similar occurrence in which the Company is the continuing or surviving corporation, upon such terms and conditions as it may deem necessary in order to preserve optionees' rights under the Plan.

          (d) In the event of any reorganization, merger or consolidation pursuant to which the Company is not the surviving or resulting corporation, or of any proposed sale of all or substantially all of the assets of the Company, there shall be substituted for each share of Common Stock subject to the unexercised portions of such outstanding stock option that number of shares of each class of stock or other securities or that amount of cash, property or assets of the surviving or consolidated company which were distributed or distributable to the stockholders of the Company in respect of each share of Common Stock held by them, such outstanding stock options to be thereafter exercisable for such stock, securities, cash or property in accordance with their terms.

          (e) Upon the occurrence of each event requiring an adjustment of the exercise price and/or the number of shares purchasable pursuant to stock options granted pursuant to the terms of this Plan, the Company shall mail forthwith to each optionee a copy of its computation of such adjustment which shall be conclusive and shall be binding upon each such optionee, except as to any optionee who contests such computation by written notice to the Company within thirty (30) days after receipt thereof by such optionee.

10.  OPTIONS IN SUBSTITUTION FOR STOCK OPTIONS GRANTED BY OTHER CORPORATIONS.

     Stock options may be granted under the Plan from time to time in substitution for such options held by employees of a corporation or other entity who become or are about to become key employees of the Company or a Subsidiary as the result of a merger or consolidation of the employing corporation or entity with the Company or a Subsidiary or the acquisition by the Company or a Subsidiary of equity securities of the employing corporation or entity as the result of which it becomes a Subsidiary. The terms and conditions of the substitute options so granted may vary from the terms and conditions set forth in Section 6 of this Plan to such extent as the Board or the Committee, as the case may be, at the time of grant deem appropriate to conform, in whole or in part, to the provisions of the options in substitution for which they are granted.

11.  MISCELLANEOUS PROVISIONS.

     The following provisions shall apply hereunder:

          (a) FAIR MARKET VALUE. For the purposes of this Plan, "fair market value" of the Company's shares of Common Stock means (i) the closing sales price per share on the principal securities exchange on which the Common Stock is traded (or if there is no sale on the relevant date, then on the last previous day on which a sale was reported), or (ii) the mean between the closing or average (as the case may be) bid and asked prices per share of Common Stock on the over-the-counter market, whichever is applicable.

          (b) NO RIGHT TO CONTINUE EMPLOYMENT. Nothing in the Plan or in any stock option agreement confers upon any employee the right to continue in the employ of the Company or interferes with or restricts in any way the right of the Company to discharge any employee at any time.

          (c) STOCKHOLDERS' RIGHTS. The holder of a stock option shall have none of the rights or privileges of a stockholder except with respect to shares which have been issued.

          (d) TAX REQUIREMENTS. The optionee receiving shares issued upon exercise of any stock option shall be required to pay the Company the amount of any taxes which the Company is required to withhold with respect to such shares of Common Stock. Such payment shall be required to be made prior to or concurrent with the delivery of any certificate representing such shares of Common Stock. Such payment may be made in cash, by check, or through the delivery of shares of Common Stock which the optionee owns or is entitled to receive after payment of the exercise price, which shares have an aggregate fair market value equal to the required withholding payment, or any combination thereof. With respect to an Incentive Stock Option, in the event of a subsequent disqualifying disposition of Common Stock within the meaning of Section 422 of the Code, such payment of taxes may be made in cash, by check or through the delivery of shares of Common Stock which the optionee then owns, which shares have an aggregate fair market value equal to the required withholding payment, or any combination thereof.

          (e) GOVERNMENT REGULATIONS. Notwithstanding any of the provisions hereof, or of any written agreements evidencing options granted hereunder, the obligation of the Company to sell and deliver shares shall be subject to all applicable laws, rules and regulations and to such approvals by any government agencies or national securities exchanges as may be required. The optionee shall agree not to exercise any stock option, and the Company shall not be obligated to issue any shares, if the exercise thereof or if the issuance of shares shall constitute a violation by the optionee or the Company of any provision of any law or regulation of any governmental authority.

          (f) BENEFIT PLAN COMPUTATIONS. Any benefits received or amounts paid to an employee with respect to any option under the Plan shall not affect the level of benefits provided to or received by any employee, or the employee's estate or beneficiary, pursuant to any employee benefit plan of the Company.

          (g) LIMITED ASSIGNABILITY OF OPTION. A stock option granted to an optionee may not be transferred or assigned other than (i) by will or the laws of descent and distribution or (ii) pursuant to a qualified domestic relations order (as defined in Section 401(a)(13) of the Internal Revenue Code of 1986, as amended (the "Code") or Section 206(d)(3) of the Employee Retirement Income Security Act of 1974, as amended). In addition, the Committee may, in its discretion, authorize all or a portion of the stock options granted to an optionee to be on terms which permit transfer by such optionee to (A) the spouse, ex-spouse, children, step children or grandchildren of the optionee ("Immediate Family Members"), (B) a trust or trusts for the exclusive benefit of one or more Immediate Family Members,
     (C) a partnership or limited liability company in which one or more Immediate Family Members are the only partners or members, (D) an entity exempt from federal income tax pursuant to Section 501(c)(3) of the Code or any successor provision and/or (E) a split interest trust or pooled income fund described in Section 2522(c)(2) of the Code or any successor provision, so long as (x) the stock option agreement evidencing any option granted pursuant to this Plan is approved by the Committee and expressly provides for transferability in a manner consistent with this Section 11(g), and (y) subsequent transfers of such option shall be prohibited except for transfers by will or the laws of descent and distribution or pursuant to a qualified domestic relations order (as described above). Furthermore, the Committee may, in its discretion, authorize all or a portion of the stock options granted to an optionee to be on terms which permit transfer by such optionee to other entities or persons to whom the Committee may in its discretion permit transfers of the option. Notwithstanding any provision contained herein to the contrary, in the case of an Incentive Stock Option, such transfer or assignment may occur only to the extent it will not result in disqualifying such option as an incentive stock option under Section 422 of the Code, or any successor provision.

          Following any such transfer permitted by the terms hereof, such option shall continue to be subject to the same terms and conditions as were applicable immediately prior to transfer, provided that for purposes of Sections 1, 2, 5, 6, 8, 9, 11 and 12 of this Plan any reference to "optionee" shall be deemed to include the transferee. The provisions of
     Section 7 of this Plan concerning events of termination of service shall continue to be applied with respect to the original optionee, following which event(s) any such affected stock options shall be exercisable by the transferee only to the extent and for the periods specified therein or in the stock option agreement. The Committee and the Company shall have no obligation to inform any transferee of a stock option of any expiration, termination, lapse or acceleration of such stock option. Subject to the foregoing, during an optionee's lifetime, stock options granted to an optionee may be exercised only by the optionee or, provided the particular stock option agreement so provides, by the optionee's guardian or legal representative. The designation by an optionee of a beneficiary will not constitute a transfer of the stock option.

          (h) EMPLOYMENT. Employment by the Company shall be deemed to include employment by a Subsidiary. The Committee shall have the authority to determine whether or not an optionee has terminated his employment with the Company.

          (i) INVESTMENT INTENT. The Company may require that there be presented to and filed with it by any optionee(s) under the Plan, such evidence as it may deem necessary to establish that the options or the shares of Common Stock to be purchased or transferred are being acquired for investment and not with a view to their distribution.

          (j) INTERPRETATION. Where the context requires, words in the masculine gender shall include the feminine and neuter genders, the plural form of a word shall include the singular form, and the singular form of a word shall include the plural form. All references in this Plan to sections of the Code or sections of ERISA shall be deemed to include any successor provisions to such sections as contained in any laws or regulations adopted subsequent to August 1, 1996.

12.  SUSPENSION, TERMINATION OR AMENDMENT OF THE PLAN.

     Subject to the limitations set forth in this Section 12, the Board may at any time and from time to time, without the consent of the optionees, alter, amend, revise, suspend, or discontinue the Plan in whole or in part, except that the Board shall not amend this Plan in any manner which would have the effect of preventing Incentive Stock Options granted under this Plan from being "incentive stock options" as defined in Section 422 of the Code, although it is recognized that stock options are not prevented from being "incentive stock options" at grant solely because the requirements of Section 422 of the Code are not met upon exercise of the stock option or sale of the Common Stock acquired upon exercise, or as a result of any cancellation of the stock option.

     Notwithstanding anything contained in this Plan to the contrary, unless required by law, no action contemplated or permitted by this Section 12 shall adversely affect any rights of optionees or obligations of the Company to optionees with respect to any stock options theretofore granted under the Plan without the consent of the affected optionee.

                                     APPENDIX III

                       INPUT/OUTPUT, INC. AMENDED AND RESTATED
                     1996 NON-EMPLOYEE DIRECTOR STOCK OPTION PLAN
                          (EFFECTIVE AS OF  JUNE 1, 1998)

                                       PURPOSE

     The purpose of the Plan is to promote the long-term growth of the Company by increasing the proprietary interest of Non-Employee Directors in the Company, and to attract and retain highly qualified and capable Non-Employee Directors by allowing these Non-Employee Directors to participate in the long-term growth and financial success of the Company.

                                      ARTICLE I
                                     DEFINITIONS

     For the purpose of this Plan, unless the context requires otherwise, the following terms shall have the meanings indicated:

  1.1     "Annual Grant" shall have the meaning set forth in Section 4.2 hereof.

  1.2     "Board" means the board of directors of the Company.

  1.3 "Change in Control" means the occurrence of any of the following events: (i) there shall be consummated any merger or consolidation pursuant to which shares of the Company's Common Stock would be converted into cash, securities or other property, or any sale, lease, exchange or other disposition (excluding disposition by way of mortgage, pledge or hypothecation), in one transaction or a series of related transactions, of all or substantially all of the assets of the Company (a "Business Combination"), in each case unless, following such Business Combination, the holders of the outstanding Common Stock immediately prior to such Business Combination beneficially own, directly or indirectly, more than 51% of the outstanding common stock or equivalent equity interests of the corporation or entity resulting from such Business Combination (including, without limitation, a corporation which as a result of such transaction owns the Company or all or substantially all of the Company's assets either directly or through one or more subsidiaries) in substantially the same proportions as their ownership, immediately prior to such Business Combination, of the outstanding Common Stock, (ii) the stockholders of the Company approve any plan or proposal for the complete liquidation or dissolution of the Company,
(iii) any "person" (as such term is defined in Section 3(a)(9) or Section 13(d)(3) under the 1934 Act) or any "group" (as such term is used in Rule 13d-5 promulgated under the 1934 Act), other than the Company, any successor to the Company or any Subsidiary or any employee benefit plan of the Company or any Subsidiary (including such plan's trustee), becomes a beneficial owner for purposes of Rule 13d-3 promulgated under the 1934 Act, directly or indirectly, of securities of the Company representing 40% or more of the Company's then outstanding securities having the right to vote in the election of directors, or (iv) during any period of two consecutive years, individuals who, at the beginning of such period constituted the entire Board, cease for any reason (other than death) to constitute a majority of the directors, unless the election, or the nomination for election by the Company's stockholders, of each new director was approved by a vote of at least a majority of the directors then still in office who were directors at the beginning of the period.

  1.4     "Code" means the Internal Revenue Code of 1986, as amended.

  1.5 "Common Stock" means the common stock which the Company is currently authorized to issue or may in the future be authorized to issue.

  1.6     "Company" means Input/Output, Inc., a Delaware corporation.

                                      III-1

  1.7 "Date of Grant" means the effective date on which an option is awarded to a Participant as set forth in the relevant stock option agreement.

  1.8 "Discretionary Grants" shall have the meaning set forth in Section 4.3 hereof.

  1.9 "Fair Market Value" of the Company's shares of Common Stock means (i) the closing sale price per share on the principal securities exchange on which the Common Stock is traded (or if there is no sale on the relevant date, then on the last previous day on which a sale was reported), or (ii) the mean between the closing or average (as the case may be) bid and asked prices per share of Common Stock on the over-the-counter market, whichever is applicable.

 1.10     "First Grant" shall have the meaning set forth in Section 4.2 hereof.

 1.11     "1934 Act" means the Securities Exchange Act of 1934, as amended.

 1.12 "Non-Employee Director" means a director of the Company who is not an employee of the Company or any Subsidiary.

 1.13 "Nonqualified Stock Option" or "Stock Option" means an option to purchase shares of Common Stock granted to a Participant pursuant to Article IV and which is not intended to qualify as an incentive stock option under Section 422 of the Code.

 1.14 "Participant" means any Non-Employee Director who is, or who is proposed to be, a recipient of a Stock Option pursuant to the terms of this Plan.

 1.15 "Plan" means the Amended and Restated Input/Output, Inc. 1996 Non-Employee Director Stock Option Plan, as it may be amended from time to time.

 1.16     "Second Grant" shall have the meaning set forth in Section 4.2 hereof.

 1.17 "Stock Dividend" means a dividend or other distribution declared on the shares of Common Stock payable in (i) capital stock of the Company or any Subsidiary of the Company, or (ii) rights, options or warrants to receive or purchase capital stock of the Company or any Subsidiary of the Company, or
(iii) securities convertible into or exchangeable for capital stock of the Company or any Subsidiary of the Company, or (iv) any capital stock received upon the exercise of, or with respect to, the foregoing.

 1.18 "Subsidiary" means any corporation in an unbroken chain of corporations beginning with the Company if, at the time of granting of the Stock Option, each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in the chain, and "Subsidiaries" means more than one of any such corporations.

 1.19     "Third Grant" shall have the meaning set forth in Section 4.2 hereof.

                                      ARTICLE II
                                    ADMINISTRATION

     Except as expressly set forth in Section 4.3 concerning Discretionary Grants, the Plan shall be administered in accordance with the terms of this
Article II by the Compensation Committee (the "Committee") of the Board, which shall consist of at least two members. Any member of the Committee may be removed at any time, with or without cause, by resolution of the Board. Any vacancy occurring in the membership of the Committee may be filled by appointment by the Board.

                                      III-2

     The Board shall select one of its members to act as the Chairman of the Committee, and the Committee shall make such rules and regulations for its operation as it deems appropriate. A majority of the Committee shall constitute a quorum, and the act of a majority of the members of the Committee present at a meeting at which a quorum is present shall be the act of the Committee.

     The Committee shall have full authority and responsibility to administer the Plan, including authority to interpret and construe any provision of the Plan and to adopt such rules and regulations for administering the Plan as it may deem necessary. Except as provided below, any interpretation, determination, or other action made or taken by the Committee shall be final, binding, and conclusive on all interested parties, including the Company and all Participants.

                                     ARTICLE III
                              SHARES SUBJECT TO THE PLAN

     Subject to the provisions of Articles X and XI of the Plan, the aggregate number of shares which may be issued to Participants under grants of Stock Options made by the Committee under the Plan shall not exceed 700,000. In the event that shares of Common Stock are delivered to the Company in full or partial payment of the exercise price for the exercise of a stock option granted under the Plan in accordance with Article V of this Plan, the number of shares available for future grants of options under the Plan shall be reduced only by the net number of shares issued upon the exercise of the option.

     Shares to be distributed and sold may be made available from either authorized but unissued Common Stock or Common Stock held by the Company in its treasury. Shares that by reason of the expiration or unexercised termination of a Stock Option are no longer subject to purchase may be reoffered under the Plan.

                                      ARTICLE IV
                                 STOCK OPTION GRANTS

  4.1 ELIGIBILITY. Only Non-Employee Directors serving as such as of the Date of Grant shall be eligible to receive grants of Stock Options under this Plan.

  4.2 NON-DISCRETIONARY GRANT OF STOCK OPTIONS. On the first business day of November 1996, each person who is a then a Non-Employee Director shall be granted a Nonqualified Stock Option to purchase 20,000 shares of Common Stock. Thereafter, on the first business day of November 1997, each such Non-Employee Director shall be granted a Nonqualified Stock Option to purchase 10,000 shares; on the first business day of November 1998, each such Non-Employee Director shall be granted a Nonqualified Stock Option to purchase 10,000 shares; and on the first business day of November of each year thereafter, so long as such Non-Employee Director is a Non-Employee Director as of the Date of Grant in such year, each such Non-Employee Director shall be granted a Nonqualified Stock Option to purchase 10,000 shares.

     With respect to any Non-Employee Director who joins the Board after the first business day of November 1996, on that date on which such person is first elected or otherwise commences serving as a Non-Employee Director, such person shall be granted a Nonqualified Stock Option to purchase 20,000 shares. Thereafter, on the first business day of the immediately succeeding November following such date, such Non-Employee Director shall be granted a Nonqualified Stock Option to purchase 10,000 shares; on the first business day of the November immediately succeeding the date that such 10,000-share Stock Option was granted, such Non-Employee Director shall be granted an additional Nonqualified Stock Option to purchase 10,000 shares; and on the first business day of November of each year thereafter, so long as such Non-Employee Director is a Non-Employee Director as of the Date of Grant in such year, each such Non-Employee Director shall be granted a Nonqualified Stock Option to purchase 10,000 shares.

     The first grant of a Nonqualified Stock Option for 20,000 shares pursuant to this Section 4.2 is herein referred to as the "First Grant"; the second grant and third grant of Nonqualified Stock Options for 10,000 shares each pursuant

                                      III-3
to this Section 4.2 is herein referred to as the "Second Grant" and the "Third Grant," respectively; and each subsequent grant of a Nonqualified Stock Option for 10,000 shares pursuant to this Section 4.2 is herein referred to as the "Annual Grant."

     Notwithstanding any provision contained herein to the contrary, any non-elective grant made pursuant to this Section 4.2 shall be conditioned on the availability of sufficient shares reserved for issuance under the terms of the Plan at the Date of Grant of such Stock Option. In the event that insufficient shares are then available, the number of shares under Nonqualified Stock Options to be granted shall be reduced to the extent shares are then so available, on the basis of the seniority of the Non-Employee Directors then eligible for grants hereunder (with the Non-Employee Directors having less time of service on the Board being first subject to reduction of the number of shares to be granted under their particular Stock Option), or on such other basis as deemed advisable or appropriate under the circumstances as determined by the Committee.

  4.3 DISCRETIONARY STOCK OPTION GRANTS. In addition to the Nonqualified Stock Option grants provided for in Section 4.2, the Board shall have full power and authority, in its sole discretion, to grant Nonqualified Stock Options hereunder to any or all Non-Employee Directors at such time or times, in such amounts, and upon such terms and conditions as the Committee, in its sole discretion, may prescribe. Grants of Nonqualified Stock Options pursuant to this Section 4.3 are referred to herein as "Discretionary Grants."

  4.4 GRANTS EVIDENCED BY AGREEMENT. Each grant of Stock Options shall be evidenced by a stock option agreement setting forth the number of shares subject to the Stock Option, the option exercise price, the option period of the Stock Option, and such other terms and provisions as, except to the extent permitted herein, are not inconsistent with the Plan.

  4.5 EXERCISE PRICE. The exercise price for a Stock Option shall be equal to the Fair Market Value per share of the Common Stock on the Date of Grant. Notwithstanding anything to the contrary contained in this Section 4.5, the exercise price of each Stock Option granted pursuant to the Plan shall not be less than the par value per share of the Common Stock.

     With respect to the 300,000 additional shares of Common Stock authorized for issuance by the amendment to this Plan effective as of June 1, 1998 ("Additional Shares") and notwithstanding any provision contained in this Plan to the contrary, neither the Board nor the Committee shall (i) cancel and regrant any Stock Options granted hereunder covering Additional Shares or (ii) lower the exercise price of Stock Options granted hereunder covering Additional Shares.

  4.6 VESTING; OPTION PERIOD. Each Stock Option shall vest and be exercisable as follows: The First Grant Stock Options shall vest in 33.33% installments on the first, second and third anniversary dates of the First Grant; the Second Grant Stock Options shall vest in 50% installments on the first and second anniversary dates of the Second Grant; the Third Grant Stock Options shall be fully exercisable on and after the first anniversary date of the Third Grant; and the Annual Grants shall each be fully exercisable on the Date of Grant of each Annual Grant. In addition, Discretionary Grant Stock Options shall vest in 33.33% consecutive annual installments commencing on the first anniversary date of each such Discretionary Grant, or as the Committee shall otherwise prescribe. In no event shall the period of time during which a Nonqualified Stock Option may be exercised exceed ten years from the Date of Grant of the Stock Option in question. No Stock Option may be exercised at any time after the expiration of its option period. A Stock Option, or portion thereof, may be exercised in whole or in part only with respect to whole shares of Common Stock.

                                      ARTICLE V
                              EXERCISE OF STOCK OPTIONS

      Full payment for shares purchased upon exercise of a Stock Option shall be made in cash or by the Participant's delivery to the Company of shares of Common Stock which have a Fair Market Value equal to the exercise

                                         III-4
price (or in any combination of cash and shares of Common Stock having an aggregate Fair Market Value equal to the exercise price). No shares may be issued until full payment of the purchase price therefor has been made, and a Participant will have none of the rights of a stockholder until shares are issued to him. Additionally, shares covered by a Stock Option may be purchased upon exercise, in whole or in part, in accordance with the applicable stock option agreement, by authorizing a third party to sell the shares (or a sufficient portion thereof) acquired upon exercise of a Stock Option, and assigning the delivery to the Company of a sufficient amount of the sale proceeds to pay for all the shares acquired through such exercise and any tax withholding obligations resulting from such exercise.

                                      ARTICLE VI
                         TERMINATION OF EMPLOYMENT OR SERVICE

     In the event a Participant shall cease to serve in his capacity as a director of the Company for any reason other than death, disability or retirement pursuant to Company policies, such Participant's Stock Options may be exercised by the Participant for a period of one hundred eighty (180) days after the Participant's termination of service, or until expiration of the applicable Option Period (if sooner), to the extent of the shares with respect to which such Stock Options could have been exercised by the Participant on the date of termination, and thereafter to the extent not so exercised, such Stock Options shall terminate. In addition, a Participant's Stock Options may be exercised as follows in the event of such Participant's death, disability or retirement:

          (a) DEATH. In the event of death while serving as a director, all unmatured installments of Stock Options outstanding shall thereupon automatically be accelerated and become fully vested and exercisable in full, and the Stock Option may be exercised for a period of twelve (12) months after the Participant's death or until expiration of the Stock Option period (if sooner), by the Participant's estate or personal representative, or by the person who acquired the right to exercise the Stock Option by bequest or inheritance or by reason of the Participant's death; and

          (b) DISABILITY OR RETIREMENT. In the event of termination of service as a director as the result of a total and permanent disability (as defined in Section 22(e) of the Code) or retirement as a director pursuant to standard Company policies applicable to directors, then all unmatured installments of Stock Options outstanding shall thereupon automatically be accelerated and become fully vested and exercisable in full, and the Stock Option may be exercised by the Participant or his guardian or legal representative for a period of twelve (12) months after such termination or until expiration of the Stock Option period (if sooner).

                                     ARTICLE VII
                             AMENDMENT OR DISCONTINUANCE

     The Board may at any time and from time to time, without the consent of the Participants, alter, amend, revise, suspend, or discontinue the Plan in whole or in part.

     In addition, the Board shall have the power to amend the Plan in any manner advisable in order for Stock Options granted under the Plan to qualify for the exemption provided by Rule 16b-3 (or any successor rule relating to exemption from Section 16(b) of the 1934 Act), including amendments as a result of changes to Rule 16b-3 or the regulations thereunder to permit greater flexibility with respect to Stock Options granted under the Plan, and any such amendment shall, to the extent deemed necessary or advisable by the Committee, be applicable to any outstanding Stock Options theretofore granted under the Plan, notwithstanding any contrary provisions contained in any stock option agreement. In the event of any such amendment to the Plan, the holder of any Stock Option outstanding under the Plan shall, upon request of the Committee and as a condition to the exercisability thereof, execute a conforming amendment in the form prescribed by the Committee to any stock option agreement relating thereto within such reasonable time as the Committee shall specify in such request. Notwithstanding anything contained in this Plan to the contrary, unless required by law, no action contemplated or permitted by this Article VII shall adversely affect any rights of Participants or obligations of the Company to Participants with respect to any Stock Options theretofore granted under the Plan without the consent of the affected Participant.

                                      III-5

                                     ARTICLE VIII
                                  EFFECT OF THE PLAN

     Neither the adoption of this Plan nor any action of the Board or the Committee shall be deemed to give any director any right to be granted a Stock Option, to purchase or receive Common Stock of the Company or any other rights except as may be evidenced by a stock option agreement, or any amendment thereto, duly authorized by and executed on behalf of the Company and then only to the extent of and upon the terms and conditions expressly set forth therein.

                                      ARTICLE IX
                                         TERM

     The Plan shall be submitted to the Company's stockholders for their approval. Unless sooner terminated by action of the Board, the Plan will terminate on the 12th day of July, 2006. Stock Options under the Plan may not be granted after that date, but Stock Options granted before that date will continue to be effective in accordance with their terms and conditions.

                                      ARTICLE X
                                 CAPITAL ADJUSTMENTS

     If at any time while the Plan is in effect or unexercised Stock Options are outstanding there shall be any increase or decrease in the number of issued and outstanding shares of Common Stock through the declaration of a Stock Dividend or through any recapitalization resulting in a stock split-up, combination, or exchange of shares of Common Stock, then and in such event:

             (i) An appropriate adjustment shall be made in the maximum number of shares of Common Stock then subject to being awarded under grants pursuant to the Plan, to the end that the same proportion of the Company's issued and outstanding shares of Common Stock shall continue to be subject to being so awarded; and

            (ii) Appropriate adjustments shall be made in the number of shares of Common Stock and the exercise price per share thereof then subject to purchase pursuant to each such Stock Option previously granted and unexercised, to the end that the same proportion of the Company's issued and outstanding shares of Common Stock in each instance shall remain subject to purchase at the same aggregate exercise price.

     Any fractional shares resulting from any adjustment made pursuant to this
Article X shall be eliminated for the purposes of such adjustment. Except as otherwise expressly provided herein, the issuance by the Company of shares of its capital stock of any class, or securities convertible into shares of capital stock of any class, either in connection with direct sale or upon the exercise of rights or warrants to subscribe therefor, or upon conversion of shares or obligations of the Company convertible into such shares or other securities, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number of or exercise price of shares of Common Stock then subject to outstanding Stock Options granted under the Plan.

                                      ARTICLE XI
                      RECAPITALIZATION, MERGER AND CONSOLIDATION

     11.1 The existence of this Plan and Stock Options granted hereunder shall not affect in any way the right or power of the Company or its stockholders to make or authorize any or all adjustments, recapitalizations, reorganizations or other changes in the Company's capital structure or its business, or any merger or consolidation of the Company, or any issue of bonds, debentures, preferred or prior preference stocks ranking prior to or otherwise affecting the Common Stock or the rights thereof (or any rights, options or warrants to purchase same), or the

                                      III-6
dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.

     11.2 Subject to any required action by the stockholders, if the Company shall be the surviving or resulting corporation in any merger or consolidation, any outstanding Stock Option granted hereunder shall pertain to and apply to the securities or rights (including cash, property or assets) to which a holder of the number of shares of Common Stock subject to the Stock Option would have been entitled. Notwithstanding any other provision of the Plan, and without affecting the number of shares reserved or available hereunder, the Committee shall authorize the issuance, continuation or assumption of outstanding Stock Options or provide for other equitable adjustments after changes in the shares of Common Stock resulting from any merger, consolidation, sale of assets, acquisition of property or stock, recapitalization, reorganization, or similar occurrence in which the Company is the continuing or surviving corporation, upon such terms and conditions as it may deem necessary in order to preserve Participants' rights under the Plan.

     11.3 In the event of any reorganization, merger or consolidation pursuant to which the Company is not the surviving or resulting corporation, or of any proposed sale of substantially all of the assets of the Company, there may be substituted for each share of Common Stock subject to the unexercised portions of such outstanding Stock Option that number of shares of each class of stock or other securities or that amount of cash, property or assets of the surviving or consolidated company which were distributed or distributable to the stockholders of the Company in respect of each share of Common Stock held by them, such outstanding Stock Options to be thereafter exercisable for such stock, securities, cash or property in accordance with their terms.

     11.4 In the event of a Change in Control of the Company, then, notwithstanding any other provision in the Plan to the contrary, all unmatured installments of Stock Options outstanding shall thereupon automatically be accelerated and exercisable in full.

     11.5 Upon the occurrence of each event requiring an adjustment of the exercise price and/or the number of shares purchasable pursuant to Stock Options granted pursuant to the terms of this Plan, the Company shall mail forthwith to each Participant a copy of its computation of such adjustment which shall be conclusive and shall be binding upon each such Participant, except as to any Participant who contests such computation by written notice to the Company within thirty (30) days after receipt thereof by such Participant.

                                     ARTICLE XII
                      OPTIONS IN SUBSTITUTION FOR STOCK OPTIONS
                            GRANTED BY OTHER CORPORATIONS

     Stock Options may be granted under the Plan from time to time in substitution for such stock options held by directors of a corporation who become or are about to become directors of the Company as the result of a merger or consolidation of the corporation with the Company or a Subsidiary or the acquisition by either of the foregoing of stock of the corporation as the result of which it becomes a Subsidiary.

                                     ARTICLE XIII
                               MISCELLANEOUS PROVISIONS

 13.1 EXERCISE OF STOCK OPTIONS. Stock Options granted under the Plan may be exercised during the option period, at such times and in such amounts, in accordance with the terms and conditions and subject to such restrictions as are set forth herein and in the applicable stock option agreements. Notwithstanding anything to the contrary contained herein, Stock Options may not be exercised, nor may shares be issued pursuant to a Stock Option if any necessary listing of the shares on a stock exchange or any registration or qualification under state or federal securities laws required under the circumstances has not been accomplished.

 13.2 LIMITED ASSIGNABILITY. A Stock Option granted to a Participant may not be transferred or assigned, other than (i) by will or the laws of descent and distribution or (ii) pursuant to a qualified domestic relations order (as

                                      III-7
defined in Section 401(a)(13) of the Code or Section 206(d)(3) of the Employee Retirement Income Security Act of 1974, as amended). In addition, the Committee may, in its discretion, authorize all or a portion of the Stock Options granted to a Participant to be on terms which permit transfer by such Participant to (A) the spouse, ex-spouse, children, step children or grandchildren of the Participant ("Immediate Family Members"), (B) a trust or trusts for the exclusive benefit of one or more Immediate Family Members, (C) a partnership or limited liability company in which one or more Immediate Family Members are the only partners or members, (D) an entity exempt from federal income tax pursuant to Section 501(c)(3) of the Code or any successor provision and/or (E) a split interest trust or pooled income fund described in Section 2522(c)(2) of the Code or any successor provision, so long as (x) the stock option agreement evidencing any Stock Option granted pursuant to this Plan is approved by the Committee and expressly provides for transferability in a manner consistent with this Section 13.2, and (y) subsequent transfers of such Stock Option shall be prohibited except for transfers by will or the laws of descent and distribution or pursuant to a qualified domestic relations order (as described above). Furthermore, the Committee may, in its discretion, authorize all or a portion of the Stock Options granted to a Participant to be on terms which permit transfer by such Participant to other entities or persons to whom the Committee may in its discretion permit transfers of Stock Options.

     Following transfer, such Stock Option shall continue to be subject to the same terms and conditions as were applicable immediately prior to transfer, provided that for purposes of Articles II, III, V, VII, X, XI and XIII of this Plan the term "Participant" shall be deemed to include the transferee. The provisions of Article VI of this Plan concerning events of termination of service shall continue to be applied with respect to the original Participant, following which event(s) any such affected stock options shall be exercisable by the transferee only to the extent and for the periods specified therein or in the stock option agreement. The Committee and the Company shall have no obligation to inform any transferee of a Stock Option of any expiration, termination, lapse or acceleration of such Stock Option. Subject to the foregoing, during a Participant's lifetime, Stock Options granted to a Participant may be exercised only by the Participant or, if the particular stock option agreement so provides, by the Participant's guardian or legal representative. The designation by a Participant of a beneficiary will not constitute a transfer of the Stock Option.

 13.3 INVESTMENT INTENT. The Company may require that there be presented to and filed with it by any Participant(s) under the Plan, such evidence as it may deem necessary to establish that the Stock Options granted or the shares of Common Stock to be purchased or transferred are being acquired for investment and not with a view to their distribution.

     13.4 STOCKHOLDERS' RIGHTS. The holder of a Stock Option shall have none of the rights or privileges of a stockholder except with respect to shares which have been actually issued.

 13.5 INDEMNIFICATION OF BOARD AND COMMITTEE. No current or previous member of the Board or the Committee, nor any officer or employee of the Company acting on behalf of the Board or the Committee, shall be personally liable for any action, determination, or interpretation taken or made in good faith with respect to the Plan, and all such members of the Board or the Committee and each and any officer or employee of the Company acting on their behalf shall, to the extent permitted by law, be fully indemnified and protected by the Company in respect of any such action, determination or interpretation. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such individuals may be entitled under the Company's Certificate of Incorporation or Bylaws, as a matter of law, or otherwise.

     13.6 INTERPRETATION. Where the context permits, words in the masculine gender shall include the feminine and neuter genders, the plural form of a word shall include the singular form, and the singular form of a word shall include the plural form. All references in this Plan to sections of the Code or ERISA shall be deemed to include any successor provisions to such sections as contained in any laws or regulations adopted or promulgated subsequent to August 1, 1996.

                                      III-8

                                     ARTICLE XIV
                                    EFFECTIVE DATE

     This Plan was approved by the stockholders of the Company at the 1996 annual meeting of stockholders of the Company and became effective as of the date of its approval by the Board and will continue in effect until the expiration of its term or until earlier terminated, amended, or suspended in accordance with the terms hereof.

                                      III-9

                                     APPENDIX IV

                                  INPUT/OUTPUT, INC.
                          1999 MANAGEMENT INCENTIVE PROGRAM

                                      PURPOSE

     The purpose of the Input/Output, Inc. 1999 Management Incentive Program is to advance the interests of Input/Output, Inc. and its stockholders by providing certain key employees with annual incentive compensation which is tied to the achievement of preestablished and objective performance goals. The Plan is intended to provide Participants with annual incentive compensation which is not subject to the deduction limitation rules prescribed under Section 162(m) of the Code, and should be construed to the extent possible as providing for remuneration which is "performance-based compensation" within the meaning of
Section 162(m) of the Code and the regulations promulgated thereunder.

                                     ARTICLE I
                                    DEFINITIONS

     For the purposes of this Plan, unless the context requires otherwise, the following terms shall have the meanings indicated:

          "BASE SALARY" for any Participant and for any Bonus Year, means the actual base salary of such Participant (exclusive of any Bonus paid under this Plan and any compensation under any other employee compensation or benefit plan of the Company) which is paid to such Participant with respect to the Bonus Year in question, according to the books and records of the Company and its Subsidiaries.

          "BOARD" means the board of directors of the Company.

          "BONUS" means the incentive compensation payment awarded to a Participant pursuant to the Plan.

          "BONUS YEAR" means the fiscal year of the Company and its Subsidiaries with respect to which a Bonus is calculated.

          "CHIEF EXECUTIVE OFFICER" means the chief executive officer of the Company.

          "CODE" means the Internal Revenue Code of 1986, as amended.

          "COMMITTEE" has the meaning assigned to it in Article II.

          "COMPANY" means Input/Output, Inc., a Delaware corporation.

          "CORPORATE PERFORMANCE GOALS" for any Bonus Year, shall mean the key financial and strategic objectives established by the Committee for such Bonus Year, which shall be based on such measures and objectives as are determined by the Committee, including (without limitation): free cash flow; earnings before interest, taxes, depreciation and amortization; revenue growth; return on operating assets; and return on equity.

          "COVERED EMPLOYEE" shall have the same meaning as the term "covered employee" (or its counterpart, as such term may be changed from time to time) contained in the treasury regulations promulgated under Code Section 162(m), or their respective successor provision or provisions, that being an employee for whom the limitation on deductibility for compensation pursuant to Code Section 162(m) is applicable.

          "EMPLOYEE" means any person employed full-time by the Company or a Subsidiary on a salaried basis, and the term "EMPLOYMENT" shall mean full-time salaried employment by the Company or a Subsidiary.

          "GROUP" and "GROUPS" have the meanings assigned to them in Article IV.

          "INCENTIVE SCHEDULE" means for any Bonus Year, the schedule approved by the Committee setting forth: the Participants; the Corporate Performance Goals; Individual Performance Goals; Threshold Performance, Target Performance, and Maximum Performance levels; the Target Bonus (expressed as a percentage of Base Salary) for each Participant; the maximum Bonus (expressed as a percentage of Base Salary) for each Participant; and any other information necessary to calculate Bonuses for Participants for such Bonus Year.

          "INDIVIDUAL PERFORMANCE GOALS" means for any Bonus Year, for each Participant selected to participate for such Bonus Year, the specific individual performance goals and objectives established by the Committee.

          "MAXIMUM PERFORMANCE" means with respect to any Bonus Year, the level of performance in relation to Performance Goals that will permit the maximum Bonus, expressed as a percentage of Base Salary, to be paid under this Plan.

          "PARTICIPANT" means any key Employee of the Company or any of its Subsidiaries that the Committee has determined to be eligible for participation in the Plan.

          "PAYMENT DATE" means the business day selected by the Committee upon which the Committee shall calculate and declare Bonuses in accordance with
     Section 7.1, which shall be a date after the Company's independent accounting firm has completed its field work regarding its annual audit of the Company's financial statements for, and as of the end of, the Bonus Year in question, and which in any event shall not be later than ninety
     (90) days after the end of the applicable Bonus Year.

          "PERFORMANCE GOALS" means with respect to any Bonus Year, the Corporate Performance Goals and Individual Performance Goals established by the Committee.

          "PLAN" means the Input/Output, Inc. 1999 Management Incentive Program, as it may be amended from time to time.

          "SUBSIDIARY" means any corporation in an unbroken chain of corporations beginning with the Company if, at the time of granting of the Bonus, each of the corporations other than the last corporation in the unbroken chain owns stock possessing more than 50% of the total combined voting power of all classes of stock in one of the other corporations in the chain, and "SUBSIDIARIES" means more than one of any such corporations.

          "TARGET BONUS" means with respect to any Bonus Year, the amount of a Participant's Bonus that may be paid if the Company achieves at least the Target Performance for Corporate Performance Goals for such Bonus Year and the Participant achieves at least the Target Performance for his Individual Performance Goals for such Bonus Year

          "TARGET PERFORMANCE" means with respect to any Bonus Year, the level of performance in relation to the Performance Goals that has been established as the target for payment of the Target Bonus for a Participant under this Plan.

          "THRESHOLD PERFORMANCE" means with respect to any Bonus Year, the minimum level of performance in relation to the Performance Goals for payment of any Bonus under this Plan.

                                     ARTICLE II
                                   ADMINISTRATION

     Subject to the terms of this Article II, the Plan shall be administered by the Compensation Committee (the "Committee") of the Board, which shall consist of at least two members. Any member of the Committee may be removed at any time, with or without cause, by resolution of the Board. Any vacancy occurring in the membership of the Committee may be filled by appointment by the Board.

     The Board shall select one of its members to act as the Chairman of the Committee, and the Committee shall make such rules and regulations for its operation as it deems appropriate. A majority of the Committee shall constitute a quorum, and the act of a majority of the members of the Committee present at a meeting at which a quorum is present shall be the act of the Committee. Subject to the terms hereof, the Committee shall have the discretionary power and authority to construe and interpret the Plan, to supply any omissions therein, to reconcile and correct any errors or inconsistencies, to decide any questions in the administration and application of the Plan, and to make equitable adjustments for any mistakes or errors made in the administration of the Plan. Except as provided below, all such actions or determinations made by the Committee, and the application of rules and regulations to a particular case or issue by the Committee, in good faith, shall not be subject to review by any person, but shall be final, binding and conclusive on all persons ever interested hereunder.

     The Committee shall have full authority to select the key Employees who will participate in the Plan, to designate the Groups in which they will participate, to establish Performance Goals with respect to each Group and certify the extent of their achievement, establish and certify the achievement of any other criteria or objective for payment of Bonuses hereunder, and generally to administer the Plan, including authority to interpret and construe any provision of the Plan.

     With respect to participation in the Plan by a Covered Employee, any decision concerning the awarding of a Bonus hereunder (including, without limitation, establishment of Performance Goals, Target Bonus, Target Performance, Threshold Performance, Maximum Performance, maximum Bonus, and any other information necessary to calculate Bonuses for such Covered Employees for such Bonus Year shall be made exclusively by the members of the Committee who are at that time "outside" directors, as that term is used in Code Section 162(m) and the treasury regulations promulgated thereunder.

                                    ARTICLE III
                                    ELIGIBILITY

     The Committee shall, on a date within the first ninety (90) days of the Bonus Year in question, select the particular key members of management of the Company and the particular key Employees of the Company and its Subsidiaries to whom Bonuses under the Plan may be awarded for such Bonus Year. Except as otherwise provided in Article IV, Employees who participate in the Plan may also participate in other incentive or benefit plans of the Company or any Subsidiary.

                                     ARTICLE IV
                               INCENTIVE PLAN GROUPS

     Each Participant in the Plan shall be designated as a member of a Group by the Committee in accordance with the terms of the Plan. The initial Groups of Participants under the Plan shall be constituted as follows:

     Group I: Chief Executive Officer, President, and Chief Operating Officer of the Company

     Group II:      Executive Vice Presidents, Senior Vice Presidents, and Vice
                    Presidents of the Company

     Group III:     Tier One key Employees of the Company and its Subsidiaries,
                    as determined by the Committee

     Group IV:      Tier Two key Employees of the Company and its Subsidiaries
                    as determined by the Committee

The Committee may hereafter establish different Groups or classes of Groups with respect to any Bonus Year if such designation is accomplished within the first 90 days of such Bonus Year.

     In addition, certain officers and key Employees may participate in similar Subsidiary-only management incentive plans adopted by that Subsidiary and, by reason of such participation, as determined by the Committee, may or may not be eligible for participation in this Plan.

                                      ARTICLE V
                             INDIVIDUAL PERFORMANCE GOALS

     For each Bonus Year, the Committee may establish one or more Individual Performance Goals for each Participant or Group. Any Individual Performance Goal established for Participants in Group I shall be determined solely in the discretion of the Committee, and the level of achievement of any such Individual Performance Goal shall be determined solely by the Committee. The Chief Executive Officer may recommend Individual Performance Goals for any one or more Participants in Groups II, III, and IV, and the Chief Executive Officer may deliver a written report to the Committee within 60 days after the end of a Bonus Year setting forth his or her determination of the level of achievement of such Individual Performance Goals by Participants in such Group. The Committee shall consider, but shall not be bound by, the recommendations and determinations of the Chief Executive Officer with respect to such Individual Performance Goals.

                                     ARTICLE VI
                                CALCULATION OF BONUS

     On a date which is not later than the 90th day of the Bonus Year in question, the Committee shall determine and set forth in an Incentive Schedule the following information for such Bonus Year: (i) the Threshold Performance, Target Performance, and Maximum Performance amounts; (ii) the key Employees designated as Participants for the Bonus Year and the appropriate Group for each such Participant; (iii) the Target Bonus (expressed as a percentage of Base Salary) for each Participant; (iv) the Performance Goal(s) with respect to each Participant; (v) the maximum Bonus (expressed as a percentage of Base Salary) for each Participant, and (vi) the percentage of the Bonus for each Group that is to be paid on the basis of the level of achievement of Corporate Performance Goals and the percentage of the Bonus that is to be paid on the basis of the level of achievement of the Individual Performance Goal(s) (also referred to herein as weighting).

     Following the end of each Bonus Year, the Committee shall calculate the Bonuses for the Participants for such Bonus Year on the basis of the Incentive Schedule approved for such Bonus Year and the level of achievement of Performance Goals for each Participant. After such Bonus amounts have been calculated, the Committee, in its sole discretion, may adjust the Bonus for any Participant who is not a Covered Employee by increasing it in amount of up to 20% or decreasing it in an amount of up to 20%, so long as the amount of all such increases is equal to the amount of all decreases for the Plan as a whole for the Bonus Year. The resulting amount for each Participant shall be his or her Bonus for such Bonus Year. The potential Bonus amounts calculated in accordance with Article VI of this Plan for any Participant who is a Covered Employee with respect to the Bonus Year in question may be reduced by an amount of up to 20% by the Committee in its sole discretion; PROVIDED, HOWEVER, that under no circumstances may the amount of a potential Bonus determined under this
Article VI with respect to any Participant who is a Covered Employee with respect to the Bonus Year in question be increased.

                                    ARTICLE VII
                     PAYMENT OF BONUSES AND GENERAL PROVISIONS

     7.1 PAYMENT. As a condition to eligibility for payment of a Bonus with respect to any particular Bonus Year, a Participant shall be required to be in the employ of the Company or one of its Subsidiaries through the applicable Payment Date, UNLESS (i) such Participant terminated his or her Employment during such period due to retirement from the Company and its Subsidiaries in accordance with standard retirement policies of the Company and its Subsidiaries then in effect, or (ii) the Participant, while in the employ of the Company or one of its Subsidiaries, became totally and permanently disabled (as that term is defined in Section 22(e) of the Code) or died during such period. In the event of such retirement, death or disability, the Participant (or, in the case of death or disability, the Participant's estate or legal representative, as the case may be, or a designated beneficiary in accordance with Section 11.6) shall receive a prorated portion of his Bonus based on the portion of the Bonus Year that the Participant was in the employ of the Company or one of its Subsidiaries.

     In the event that a person becomes an Employee of the Company or one of its Subsidiaries during a Bonus Year and the Committee determines to designate such person as a member of Group III or Group IV (or their successor Group(s), if subsequently designated by the Committee in accordance with Article IV), such person will become a Participant as of the date of each designation, and shall be entitled to receive a prorated portion of his Bonus based on the portion of the Bonus Year that the Participant was in the employ of the Company or one of its Subsidiaries. If a Participant who is a member of Group I or Group II (or their successor Group(s), if designated by the Committee) ceases to be employed by the Company or any Subsidiary or such Participant's status with the Company or any Subsidiary as an officer changes as a result of a reassignment of duties, any person who succeeds the Participant in the same or a comparable position within the Company or any Subsidiary, may be designated by the Committee as a Participant and a member of Group I or Group II (or their successor(s)), as may be applicable, for the duration of the applicable Bonus Year, effective as of the date such person assumes such position.

     7.2 CERTIFICATION. As soon as practicable following verification by the Company's independent public accountants of the Company's financial results for any Bonus Year and receipt of the report of the Chief Executive Officer (where applicable) regarding the Participants' actual performance against the Individual Performance Goals for the Bonus Year, the Committee shall certify:
(i) whether or not the Company achieved its Threshold Performance for its Corporate Performance Goals; (ii) the level of achievement of Performance Goals for the Company and each Participant; and (iii) the amount of Bonus payable to each Participant under the Plan for the Bonus Year (subject in all respects to Section 2.5 hereof).

     The Committee shall instruct the Company, or instruct the Company to cause any Subsidiary, as applicable, to pay to each Participant his Bonus in accordance with this Article VII, as promptly as reasonably practicable after such Payment Date.

     7.3 PARTIAL FISCAL YEARS. In the event that the Company and its Subsidiaries adopt any different fiscal year which results in a fiscal year having less than twelve months, the Committee shall, in its sole discretion, award Bonuses computed as provided in Articles V and VI, but reduced by the Committee for such shortened fiscal year, or defer any awards of Bonuses for such fiscal period until a Payment Date following such full twelve-month fiscal year.

     7.4 NO RIGHTS TO BONUS. The prospective recipient of a Bonus shall not have any rights with respect to any Bonus, or any portion thereof, until the award thereof on the Payment Date to which the particular Bonus amount relates.

     7.5 LIMITATION ON TOTAL BONUS. Notwithstanding any provision to the contrary contained herein, the maximum Bonus payable to any Participant with respect to any Bonus Year shall not exceed $1,200,000.

                                    ARTICLE VIII
                            AMENDMENT OR DISCONTINUANCE

     The Committee may at any time and from time to time, without the consent of the Participants, alter, amend, revise, suspend, or discontinue the Plan in whole or in part; provided that any amendment that modifies any preestablished performance goal for a Participant in Group I or Group II who is a Covered Employee (or his successor(s), as may be applicable) under this Plan with respect to any particular Bonus Year may only be effected on or prior to that date which is 90 days following the commencement of such Bonus Year. In addition, the Board shall have the power to amend the Plan in any manner advisable in order for Bonuses granted under the Plan to qualify as "performance-based" compensation under Section 162(m) of the Code (including amendments as a result of changes to Section 162(m) or the regulations thereunder to permit greater flexibility with respect to Bonuses granted under the Plan).

                                     ARTICLE IX
                                 EFFECT OF THE PLAN

     Neither the adoption of this Plan nor any action of the Board or the Committee shall be deemed to give any Participant any right to be granted a Bonus or any other rights. In addition, nothing contained in this Plan and no action taken pursuant to its provisions shall be construed to (a) give any Participant any right to any compensation, except as expressly provided herein;
(b) be evidence of any agreement, contract or understanding, express or implied, that the Company or any Subsidiary will employ a Participant in any particular position; (c) give any Participant any right, title, or interest whatsoever in or to any investments which the Company may make to aid it in meeting its obligations hereunder; or (d) create a trust of any kind or a fiduciary relationship between the Company and a Participant or any other person.

                                     ARTICLE X
                                        TERM

     The effective date of this Plan shall be as of June 1, 1998, subject to stockholder approval. This Plan and any benefits granted hereunder shall be null and void if stockholder approval is not obtained at the next annual meeting of stockholders of the Company. This Plan shall remain in effect until it is terminated by the Board.

                                     ARTICLE XI
                              MISCELLANEOUS PROVISIONS

     11.1 NO RIGHT TO CONTINUE EMPLOYMENT. Nothing in the Plan confers upon any Participant the right to continue in the employ of the Company or any Subsidiary or interferes with or restricts in any way the right of the Company or any Subsidiary to discharge any Employee at any time (subject to any contract rights of such Employee).

     11.2 TAX REQUIREMENTS. The Company (and, where applicable, its Subsidiaries) shall have the power and the right to deduct or withhold, or require a Participant to remit to the Company, an amount sufficient to satisfy applicable taxes required by law to be withheld with respect to any payment of any Bonus to a Participant.

     11.3 INDEMNIFICATION OF BOARD AND COMMITTEE. No member of the Committee, nor any officer, Employee or agent of the Company or any Subsidiary acting on behalf of the Committee, shall be personally liable for any action, determination, or interpretation taken or made in good faith with respect to the Plan, and all members of the Committee and each and every officer, employee or agent of the Company or any Subsidiary acting on their behalf shall, to the fullest extent permitted by law, be fully indemnified and protected by the Company in respect of any such action, determination or interpretation. Each member of the Committee shall, in the performance of his or her duties under the Plan, be fully protected in relying in good faith upon the financial statements of the Company as contemplated by the terms of the Plan.

     11.4 EFFECT ON PARTICIPATION. The award of a Bonus to a Participant shall not by itself be deemed either to entitle the Participant to, or to disqualify the Participant from, as the case may be, participation in any other future grant of bonuses under the Plan or otherwise, or in any other compensation or benefit plan of the Company or any of its Subsidiaries currently existing or hereafter established.

     11.5 OTHER COMPENSATION AGREEMENTS. Nothing contained in this Plan shall prevent the Board from adopting other or additional compensation arrangements, subject to stockholder approval if such approval is required; and such arrangements may be either generally applicable or applicable only in specific cases.

     11.6 APPLICABILITY TO SUCCESSORS. The Plan shall be binding upon and inure to the benefit of the Company and each Participant, the successors and assigns of the Company, and the beneficiaries, personal representatives and heirs of each Participant. Any interests of Participants under the Plan may not be voluntarily sold, transferred, alienated, assigned or encumbered, other than by will or pursuant to the laws of descent and distribution; provided however, that a Participant may designate a beneficiary or beneficiaries to receive payments after the Participant's death, by written notice to the Committee. If the Company becomes a party to any merger, consolidation or reorganization, the Plan shall remain in full force and effect as an obligation of the Company or its successors in interest.

     11.7 REORGANIZATION, MERGER OR CONSOLIDATION. In the event of a merger, consolidation, sale of assets, reorganization or other business combination in which the Company is not the surviving or continuing corporation, or pursuant to which shares of the Company's Common Stock would be converted into cash, securities or other property (other than a merger of the Company in which the holders of the Company's Common Stock immediately prior to the merger have the same proportionate ownership of Common Stock of the surviving corporation immediately after the merger), the Bonus Year will be deemed to have ended on the date such transaction is consummated. The calculations required to determine Participants' eligibility for Bonuses, including achievement of Performance Goals, will be determined based on the Bonus Year-to-date performance of the Company and the Participants, relative to the pro rated Threshold Performance and Maximum Performance levels for the Bonus Year-to-date. Such calculations will be based upon the Company's consolidated financial statements for the portion of the Bonus Year ending upon, and as of, the last day of the month ended immediately prior to the date of consummation of the sale, merger, reorganization or business combination.

     11.8 GENDER AND NUMBER. Where the context permits, words in the masculine gender shall include the feminine and neuter genders, the plural form of a word shall include the singular form, and the singular form of a word shall include the plural form.

     11.9 STOCKHOLDER VOTE. The material terms of this Plan shall be disclosed to the stockholders of the Company for approval in accordance with Section 162(m) of the Code. No award or payment of any Bonus under this Plan to any Covered Employee shall made unless such stockholder approval is obtained.

    11.10 GOVERNING LAW. This Plan shall be construed in accordance with the laws of the State of Delaware and the rights and obligations created hereby shall be governed by the laws of the State of Delaware.

                                    ARTICLE XII
                              UNFUNDED STATUS OF PLAN

     The Plan is intended to constitute an "unfunded" plan for incentive compensation. With respect to any Bonuses granted but not yet paid to a Participant by the Company, nothing contained herein shall give any such Participant any rights that are greater than those of a general unsecured creditor of the Company.

                                           INPUT/OUTPUT, INC.

         PROXY             THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS
                          FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON
                                           SEPTEMBER 28, 1998
          FOR
                             The undersigned stockholder acknowledges receipt
                        of the Notice of Annual Meeting of Stockholders and the
        ANNUAL          Proxy Statement, each dated August 27, 1998, and hereby
                        appoints W.J. Zeringue and Robert P. Brindley, or
                        either of them, proxies for the undersigned, each with
        MEETING         full power of substitution, to vote all of the
                        undersigned's shares of common stock of Input/Output,
                        Inc. (the "Company") at the Annual Meeting of
          OF            Stockholders of the Company to be held at the Stafford
                        Civic Center, 1415 Constitution Avenue, Stafford, Texas
                        77477, on Monday, September 28, 1998 at 10:00 a.m.,
     STOCKHOLDERS       Stafford, Texas time, and at any adjournments or
                        postponements thereof.


  SEPTEMBER 28, 1998


                            (PLEASE SIGN ON REVERSE SIDE)

                                  INPUT/OUTPUT, INC.
       PLEASE MARK VOTE IN OVAL IN THE FOLLOWING MANNER USING DARK INK ONLY  / /

                                                                For    Withhold    For All
                                                                All       All       Except
1.   Election of Directors, Nominees: W.J. ("Zeke") Zeringue,   / /       / /         / /
     Ernest E. Cook and William F. Wallace.

     For all, except nominee(s) written in below:
     _______________________________________________

                                                               For     Against      Abstain
2.   The adoption of the Input/Output, Inc. 1998 Restricted    / /       / /          / /

     Stock Plan.
                                                               For     Against      Abstain
3.   The adoption of certain amendments to the                 / /       / /          / /
     Input/Output, Inc. Amended and Restated 1990 Stock
     Option Plan.

                                                               For     Against      Abstain
4.   The adoption of certain amendments to the                 / /       / /          / /
     Input/Output, Inc. Amended and Restated 1996 Non-
     Employee Director Stock Option Plan.

                                                               For     Against      Abstain
5.   The adoption of the Input/Output, Inc. 1999               / /       / /          / /
     Management Incentive Program.

                                                               For     Against      Abstain
6.   The ratification of the appointment of KPMG Peat          / /       / /          / /
     Marwick LLP as the Company's independent certified
     public accountants for the fiscal year ending May 31,
     1999.

                                                               For     Against      Abstain
7.   In their discretion, upon such other matters as may       / /       / /          / /
     properly come before the meeting.

The board of directors recommends a vote FOR the nominees and proposals above and if no specification is made, the shares will be voted for such nominees and proposals.





                                        Dated _________________________ , 1998

                                      _________________________________________
                                                       Stockholder's Signature

                                      _________________________________________
                                                       Stockholder's Signature

                                      Signature should agree with name printed hereon. If stock is held in the name of more than one person, EACH joint owner should sign. Executors, administrators, trustees, guardians, and attorneys should indicate the capacity in which they sign. Attorneys should submit powers of attorney.


                      FOLD AND DETACH HERE

PLEASE SIGN, DATE AND RETURN THE PROXY IN THE ENVELOPE ENCLOSED. THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF ALL NOMINEES IN ITEM 1, FOR THE PROPOSALS SET FORTH IN ITEMS 2-6 AND WILL GRANT DISCRETIONARY AUTHORITY PURSUANT TO ITEM 7. THIS PROXY WILL REVOKE ALL PRIOR PROXIES SIGNED BY YOU.